                                                         1998        ANNUAL
[LOGO APPEARS HERE]
                                                                     REPORT

MASSMUTUAL
CORPORATE
INVESTORS



                              ------------------
                                    PHOTO:
                              IMAGE OF PEOPLE ON
                              THE NEW YORK STOCK
                                     FLOOR
                              ------------------




    1998
 HIGHLIGHTS

 PORTFOLIO
   REVIEW

 PERFORMANCE

 EXPANSION
 IN THE U.S.

 ANALYST
 REVIEW

 TAX
 INFORMATION

    INVESTMENT
 ...OBJECTIVE AND
      POLICY

BACKGROUND

MassMutual Corporate Investors, a closed-end investment company, was offered to the public in September 1971 and its shares are listed on the New York Stock Exchange. The share price of Corporate Investors can be found in the financial section of most newspapers as "MasCp" or "MassMuInv" under the New York Stock Exchange listings. The trading symbol is "MCI".

INVESTMENT OBJECTIVE

The Trust's investment objective is to maintain a portfolio of securities providing a fixed yield at the same time offering an opportunity for capital gains. The principal investments are long-term corporate debt obligations and occasionally preferred stocks purchased directly from issuers. These provide a fixed yield and potential capital gains through warrants, conversion rights, or other equity features which are a prerequisite to every private placement purchased.

Corporate Investors' current portfolio is characterized by broad industrial diversification. The entire portfolio is shown in the Schedule of Investments in the Financial Section of this Annual Report.

The Trust holds investments in a number of companies that are not publicly traded at this time. Capital gains may be realized on holdings of private companies through various methods, including directly negotiated sales, put options and initial public offerings of stock.


DIVIDEND POLICY

The Trust pays quarterly dividends and intends to distribute substantially all of its net income to shareholders each year. All distributions are paid in cash unless the shareholder elects to participate in the Dividend Reinvestment and Share Purchase Plan.

Dividends are distributed in January, May, August and November.


ANNUAL MEETING

MassMutual Corporate Investors' Annual Meeting of Shareholders is scheduled to be held on April 23, 1999 at 2:00 p.m. in Springfield, Massachusetts.
We cordially invite all shareholders to attend.

 ...............................
MASSMUTUAL CORPORATE INVESTORS
1295 State Street
Springfield, Massachusetts 01111-0001
(413) 744-8480
www.massmutual.com/mci


ADVISER
Massachusetts Mutual Life Insurance
Company


AUDITOR
PricewaterhouseCoopers LLP
Springfield, Massachusetts 01101


CUSTODIAN
The Chase Manhattan Bank, N.A.


TRANSFER AGENT & REGISTRAR
Shareholder Financial Services, Inc.
P.O. Box 173673
Denver, Colorado 80217-3673
1-800-647-7374

 ...............................

[LOGO OF MCI NYSE APPEARS HERE]



TABLE  OF  CONTENTS

To Our Shareholders....................................................Intro
Tax Information........................................................Intro
Statement of Assets and Liabilities........................................1
Statement of Operations....................................................2
Statement of Cash Flows....................................................3
Statement of Changes in Net Assets.........................................4
Selected Per Share Data....................................................5
Schedule of Investments.................................................6-21
Notes to Financial Statements..........................................22-24
Report of Independent Accountants.........................................25

     TO OUR
  SHAREHOLDERS

It is a pleasure to present the 1998 Annual Report for MassMutual Corporate Investors, rated the number one performing closed-end bond fund for the second year in a row, as reported by Lipper Analytic Services, Inc.

[PHOTO OF GARY WENDLANDT AND STUART REESE AT A TABLE READING NEWSPAPER APPEARS HERE]

(L to R) Gary E. Wendlandt, Chief Investment Officer of Massachusetts Mutual Life Insurance Company and Stuart H. Reese, President of the Trust

MASSMUTUAL CORPORATE INVESTORS

Summary Financial Information

-------------------------------------------------------------------------------------------------
                                   Year Ended              Per        Year Ended            Per
                                 December 31,1998         Share     December 31,1997       Share
-------------------------------------------------------------------------------------------------
Total net assets                   $205,019,403          $ 23.87       $192,858,418       $ 22.65

Net investment income              $ 13,846,000             1.62       $ 12,659,328          1.49

Realized gain (net of tax)         $ 13,725,696             1.60       $ 20,531,522          2.41

Change in unrealized appreciation  $   (841,905)           (0.10)      $  3,957,012          0.46

Shares outstanding                    8,587,495                           8,513,448

Key Ratios:
 Ratio of total expenses
 to average net assets                    2.14%                               2.25%
 Ratio of operating expenses
 to average net assets                    1.62%                               1.69%
 Portfolio turnover                         60%                                 66%
 ................................................................................................

PORTFOLIO REVIEW

As of December 31, 1998, the Trust had approximately 75% of its portfolio in private placement securities. In 1998, the Trust closed a total of 16 new or add-on private placements for a total of $39.8 million. In the fourth quarter, the Trust closed 3 private placement securities totalling $11.4 million. The private placements that were added in the fourth quarter are ATI Acquisition Corporation, America's Body Co., and Lund International Holdings, Inc. (A brief description of each of these investments is provided in the Schedule of Investments.) The fixed income components of these investments have a weighted average coupon of 11.64% per anum.

Private placement investments are the core of Corporate Investors' portfolio. These investments must have a fixed income component with an equity feature (mezzanine investments). Generally, private placement investments are made by institutions. By investing alongside MassMutual, Corporate Investors is able to offer individual shareholders access to an otherwise unavailable asset class. This is where we believe we add the most value.

Net investment income for the three months ended December 31, 1998 rose to $4,007,273 or $.47 per share, from $3,142,399 or $.37 per share for the prior quarter. The primary reason for the increase is that the third quarter's numbers reflected certain one-time charges, and the fourth quarter's numbers reflect some one-time fees received and a lower management fee.

MASSMUTUAL CORPORATE INVESTORS

 ........................................
Issuer                     Gains ($000S)
 ........................................
Sequentia,Inc.                  3,725
Unipac Corporation              2,378
Mercury Computer Systems,Inc.   2,056
Hein-Werner Corp.               1,659
TACC International Corp.        1,453
Rent-Way,Inc.                   1,276

Although we were the number one performing closed-end bond fund for the year according to Lipper, our management fee decreased for the quarter. This is because the performance component of our management fee calculation is partly compared to the S&P Industrial Stock Index, which has had spectacular returns over the past few years.

The table on the right shows some of the highlights of the gains realized from the portfolio during the year. It should be noted that the gains shown for Mercury Computer Systems relate only to partial sales of our original holdings. During the month of January 1999, we realized nearly $1 million in additional gains from sales of this security and we continue to hold over 280,000 shares valued at over $6 million. Our original investment in Mercury was $1.5 million.

Another advantageous event that happened in January 1999 was the sale of Lloyd's Barbecue Company. A little more than a year ago, we made an investment of approximately $3.5 million in Lloyd's. In January, the company was sold and we received a gain on our investment of $4.3 million.

These gains as well as others helped push our net asset value per share to $23.87 at year-end from $22.65 last year.

An issue that has received a lot of attention this past year is "Year 2000" or "Y2K". Y2K is one of MassMutual's highest priorities. As of December 31, 1998, MassMutual's critical computer technology hardware and software, including applications supporting the Trust, was substantially "Year 2000 Compliant" according to MassMutual Y2K certification standards. To address the issue of interdependency between the company and external entities, MassMutual is seeking assurances from vendors, customers, service providers, governments and others, to determine their Year 2000 readiness. MassMutual will consider the responses to these inquiries in the development of any contingency plans needed for Year 2000.

ANOTHER YEAR OF EXPANSION IN THE U.S.

1998 marked the eighth consecutive year of economic expansion in the United States, once again confounding those who were looking for the economy to falter. While economic growth continued, inflation remained virtually dormant. Producer prices, which often lead changes in consumer prices, actually declined in 1998. Interest rates fell for most of the year, ending December at near-record low levels. Contributing to the easing of interest rates was the fact that the U.S. government had a $70 billion surplus in fiscal year 1998 after several decades of deficits. Another surplus is forecast for the current fiscal year.

OVERSEAS: SOME PROGRESS, SOME NEW CHALLENGES

In Asia, where severe financial problems first came to a head in 1997, there was some progress. The stock markets of Thailand and South Korea rebounded noticeably in 1998, indicating that investors are beginning to overcome their generalized fear of Southeast Asian markets and instead are making investment decisions on a nation-specific basis. This is a key prerequisite for meaningful recovery in the region.

One key concern continues to be the extent to which the problems in Asia will spread to other emerging markets, and eventually to the U.S. This concern gained renewed force in August, when Russia announced a substantial devaluation of its currency, the ruble, and defaulted on much of its foreign debt.

EQUITIES AND BONDS RIDE THE ROLLER COASTER

U.S. equities were uniformly strong during the first three months of the year, as concerns about Asia receded into the background and investors focused on strong economic growth. In April, a two-tiered market emerged, with large-capitalization technology and other growth

[PHOTO OF STEPHEN KUHN, MARK ACKERMAN, ROBERT JOYAL, CHARLES MCCOBB, CLIFFORD NOREEN APPEARS HERE]

(L to R) Stephen L. Kuhn, Vice President and Secretary, Mark B. Ackerman, Treasurer, Robert E. Joyal, Senior Vice President, Charles C. McCobb, Jr., Vice President and Chief Financial Officer, and Clifford M. Noreen, Vice President

   TOTAL ANNUAL
 ......RETURN

                            [BAR CHART APPEARS HERE]

                     MassMutual Corporate Investors     S&P Industrial Stock Index     Lehman Brothers Government/
                     (Based on earnings and change                                     Corporate Bond Index
                      in net asset value)
1 Year                          17.12                           33.77                           9.46
3 Year                          19.78                           29.20                           7.32
5 Year                          18.66                           24.70                           7.30
10 Year                         15.99                           19.29                           9.33
15 Year                         16.01                           17.95                          10.27
20 Year                         16.24                           17.78                          10.17

issues leading the S&P 500 Index and the Dow Jones Industrial Average higher through mid-July. The Russell 2000 Index, however, trended lower throughout the second quarter, indicating that many small-capitalization stocks were not participating in the rally. Indeed, even the S&P 500's gains are largely due to its twenty largest components. The rally, therefore, was quite narrow.

Bonds were by no means immune to the third quarter's volatility. Up to that point, interest rates, which began the year at low levels, had trended irregularly lower, as the yield curve gradually flattened.

As happened with equities, the credit markets regained some confidence when the Federal Reserve Board lowered interest rates. Spreads narrowed considerably by year-end, although not nearly to their levels before the crisis.

LOOKING AHEAD TO 1999

The central economic event of 1999 is likely to be a mild slowdown in the U.S. economy. Softness in corporate earnings, a symptom of reduced consumer spending, may be evident. Federal Reserve Board policy, which was extremely accommodating in response to the 1998 crisis in the financial markets, has returned to a neutral stance and will likely remain so until circumstances clearly mandate a change. Inflation may rise a little but should remain unthreatening. In this environment, we should continue to serve shareholders well with our focus on thorough research and identifying value in the financial markets.

Sincerely,

/s/ Stuart H. Reese

Stuart H. Reese
President

      BOND FUND
 .......RANKING

CLOSED-END BOND FUND RANKING*

Based on earnings and change in net asset value For the years ending 12/31/97 -- 12/31/98

--------------------------------------------------------------------------------
                       1 year        2 year**       5 year**       10 year**
--------------------------------------------------------------------------------

1998                   1/340             1              1              1

1997                   1/344            14              3              1

 ................................................................................

*Source: Lipper Analytical Services, Inc.
**Number of Funds decrease. Not all Funds exist in period.


--------------------------------------------------------------------------------

                              LETTER FROM TRUSTEES

                      The Trustees of MassMutual Corporate
                       Investors wish to congratulate the
                    management of the Trust, MassMutual, on
                    its outstanding performance achievement.
                    The Trust has not only led in the Lipper
                    rankings over the past two years, but has
                        also performed admirably over an
                            extended period of time.

                           The Trustees of MassMutual
                               Corporate Investors

--------------------------------------------------------------------------------

      ANALYST
 ......REVIEW

[PHOTO OF MICHAEL KLOFAS AND MICHAEL HERMSEN APPEARS HERE]

(L to R) Michael L. Klofas, Vice President and Michael P. Hermsen, Vice
President

Michael P. Hermsen and Michael L. Klofas are officers of the Trust responsible for the origination, analysis and execution of new investments made by MassMutual Corporate Investors and the ongoing monitoring of existing portfolio companies.

Prior to every investment we make, we perform an extensive analysis and evaluation of the underlying company. The companies in which we invest are usually leaders in their industries and provide products or services which are highly valued by their customers. Companies that become part of the MassMutual Corporate Investors' portfolio also have demonstrated stable historical cash flows, with future cash flows being reasonably predictable. Perhaps most importantly, companies in which we invest have strong management teams and are usually owned by experienced investor groups, also known as sponsor groups.

A critical factor in the success of the Trust's investment activities is our development of strong relationships with our portfolio companies and the sponsor groups which own them. Each year, a significant number of new investment opportunities are brought to us by sponsor groups with whom we have previously done business, or from other sponsor groups which have been referred to us. These groups recognize the value of relationship investing and appreciate our responsiveness, long-term investment perspective and ability to provide additional capital to portfolio companies if needed.

Despite the difficulties experienced by many financial markets during 1998, investment opportunities in the private placement mezzanine market remained plentiful. Additionally, favorable market conditions enabled us to liquidate a number of holdings and realize significant gains upon their disposition.



          TAX
 ......INFORMATION

The following table summarizes, for income tax purposes, the cash distributions paid by MassMutual Corporate Investors for the calendar year 1998.

---------------------------------------------------------------------------------------------------------
 1998 DIVIDEND PAYMENTS      RECORD DATE     NET INVESTMENT INCOME     SHORT-TERM GAINS    TAX EFFECT
---------------------------------------------------------------------------------------------------------
       Regular                 05/6/98               0.3979                 0.0021
                              07/31/98               0.4000                     --
                              10/30/98               0.4000                     --
                              12/31/98               0.4000                     --
        Extra                 12/31/98                   --                 0.3100
 .........................................................................................................
    Total Dividends                                  1.5979                 0.3121       1.91 represents
                                                                                          income for tax
                                                                                             purposes

The following table summarizes the tax effects of the the retention of long-term capital gains for 1998.

---------------------------------------------------------------------------------------------------------
                                                    AMOUNT PER SHARE            FROM 2439
---------------------------------------------------------------------------------------------------------
1998 Gains Retained                                     $1.9367                  Line 1a
Long-term Gains Retained (20%)                           1.9367
Taxes Paid                                               0.6778                  Line 2*
Basis Adjustment                                         1.2589                     **
 .........................................................................................................

* If you are not subject to federal tax (e.g., a charitable organization, IRA, or Keogh Plan), you may be able to claim a refund by filing Form 990-T.

** For federal tax purposes, you may increase the adjusted basis of your shares by this amount (the excess of Line 1a over Line 2).

     ANNUAL DIVIDEND                   QUALIFIED FOR DIVIDEND                  INTEREST EARNED ON
                                         RECEIVED DEDUCTION               U.S. GOVERNMENT OBLIGATIONS
---------------------------------------------------------------------------------------------------------
    AMOUNT PER SHARE               PERCENT       AMOUNT PER SHARE         PERCENT     AMOUNT PER SHARE
---------------------------------------------------------------------------------------------------------
         $1.91                     4.62013%         $0.088088             0.0000%         $0.0000
 .........................................................................................................

 CONSOLIDATED      MASSMUTUAL CORPORATE INVESTORS
 STATEMENT OF ..................................................................
  ASSETS AND       December 31, 1998 and 1997
 LIABILITIES

                                                                            1998                    1997
============================================================================================================
ASSETS:
Investments (Notes 2A, 2B and 5)
  (See Schedule of Investments)
Corporate restricted securities at fair value
  (Cost 1998 --  $150,144,259; 1997 -- $158,654,961)                     $166,668,053           $170,405,030
Corporate public securities at market value
  (Cost 1998 --  $54,981,122; 1997 -- $48,736,671)                         53,528,875             52,900,054
Short-term securities at cost plus earned discount
  which approximates market value                                           8,305,621              2,781,452
------------------------------------------------------------------------------------------------------------
                                                                          228,502,549            226,086,536
Cash                                                                        4,056,616                 80,311
Interest and dividends receivable, net                                      3,957,449              3,570,389
Receivable for investments sold                                             1,201,590                159,712
------------------------------------------------------------------------------------------------------------
Total assets                                                             $237,718,204           $229,896,948
============================================================================================================

LIABILITIES:
Dividend payable                                                         $  6,097,121           $  7,236,431
Payable for investments purchased                                                  --                150,000
Management fee payable (Note 3)                                               511,849                723,219
Note payable (Note 4)                                                      20,000,000             20,000,000
Interest payable (Note 4)                                                     136,211                136,211
Accrued expenses                                                              132,720                152,767
Accrued taxes (Note 2D)                                                     5,820,900              8,639,902
------------------------------------------------------------------------------------------------------------
Total liabilities                                                          32,698,801             37,038,530
------------------------------------------------------------------------------------------------------------

NET ASSETS:
Common shares, par value $1.00 per share; an unlimited
  number authorized                                                         8,587,495              8,513,448
Additional paid-in capital                                                 96,064,219             94,333,993
Retained net realized gain on investments, prior years                     73,493,074             57,447,543
Undistributed net investment income (Note 2D)                                 770,118                586,318
Undistributed net realized gain on investments (Note 2D)                   11,032,950             16,063,664
Net unrealized appreciation of investments (Note 2A, 2B and 5)             15,071,547             15,913,452
------------------------------------------------------------------------------------------------------------
Total net assets                                                          205,019,403            192,858,418
------------------------------------------------------------------------------------------------------------
Total liabilities and net assets                                         $237,718,204           $229,896,948
============================================================================================================
Common shares issued and outstanding                                        8,587,495              8,513,448
============================================================================================================
Net asset value per share                                                $      23.87           $      22.65
============================================================================================================

See Notes to Financial Statements.

CONSOLIDATED      MASSMUTUAL CORPORATE INVESTORS
STATEMENT OF ...................................................................
 OPERATIONS       For the years ended December 31, 1998 and 1997

                                                                                       1998                  1997
=====================================================================================================================
 INVESTMENT INCOME (NOTE 2B):
 Interest                                                                           $17,469,339           $16,289,353
 Dividends                                                                              756,457               644,690
---------------------------------------------------------------------------------------------------------------------
Total income                                                                         18,225,796            16,934,043
---------------------------------------------------------------------------------------------------------------------

 EXPENSES:
 Management fee (Note 3)                                                              2,883,052             2,904,066
 Trustees' fees and expenses                                                            125,493               113,199
 Transfer Agent/Registrar's expenses                                                     60,000                79,706
 Interest (Note 4)                                                                    1,066,000             1,066,000
 Reports to shareholders                                                                 24,000                26,520
 Audit and legal                                                                         55,018                58,551
 Other                                                                                  166,233                26,673
---------------------------------------------------------------------------------------------------------------------
Total expenses                                                                        4,379,796             4,274,715
---------------------------------------------------------------------------------------------------------------------

Net investment income (1998 - $1.62 per share; 1997 - $1.49 per share)               13,846,000            12,659,328
---------------------------------------------------------------------------------------------------------------------

 NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
 (NOTES 2A AND 2B):
 Realized gain on investments                                                        19,546,596            29,171,424
 Provision for federal income taxes (Note 2D)                                        (5,820,900)           (8,639,902)
---------------------------------------------------------------------------------------------------------------------
 Net realized gain on investments                                                    13,725,696            20,531,522
 Net change in unrealized appreciation/depreciation of investments                     (841,905)            3,957,012
---------------------------------------------------------------------------------------------------------------------
Net gain on investments                                                              12,883,791            24,488,534
---------------------------------------------------------------------------------------------------------------------

Net increase in net assets resulting from operations                                $26,729,791           $37,147,862
=====================================================================================================================

See Notes to Financial Statements.

CONSOLIDATED      MASSMUTUAL  CORPORATE  INVESTORS
STATEMENT OF ...................................................................
 CASH FLOWS       For the years ended December 31, 1998 and 1997


                                                                                      1998                 1997
-------------------------------------------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN CASH:
Cash flows from operating activities:
Interest and dividends received                                                 $  17,130,326         $  15,836,608
Interest expense paid                                                              (1,066,000)           (1,066,000)
Operating expenses paid                                                            (3,545,212)           (3,109,910)
Federal income tax paid                                                            (8,639,902)           (6,210,942)
-------------------------------------------------------------------------------------------------------------------
Net cash provided by operating activities                                           3,879,212             5,449,756
-------------------------------------------------------------------------------------------------------------------

Cash flows from investing activities:
Change in short-term portfolio securities, net                                     (5,253,065)           (1,823,335)
Purchase of portfolio securities                                                 (132,271,918)         (138,042,427)
Proceeds from disposition of portfolio securities                                 153,330,192           150,205,427
-------------------------------------------------------------------------------------------------------------------
Net cash provided by investing activities                                          15,805,209            10,339,665
-------------------------------------------------------------------------------------------------------------------
Net cash provided by operating and investing activities                            19,684,421            15,789,421
-------------------------------------------------------------------------------------------------------------------

Cash flows from financing activities:
Cash dividends paid from net investment income                                    (11,795,057)          (11,877,427)
Cash dividends paid from net realized gain on investments                          (3,913,059)           (3,915,019)
-------------------------------------------------------------------------------------------------------------------
Net cash used for financing activities                                            (15,708,116)          (15,792,446)
-------------------------------------------------------------------------------------------------------------------

Net increase (decrease) in cash                                                     3,976,305                (3,025)
Cash -- beginning of year                                                              80,311                83,336
-------------------------------------------------------------------------------------------------------------------
Cash -- end of year                                                             $   4,056,616         $      80,311
===================================================================================================================

RECONCILIATION OF NET INCREASE (DECREASE) IN NET ASSETS
TO NET CASH FROM OPERATING AND INVESTING ACTIVITIES:
Net increase in net assets resulting from operations                            $  26,729,791         $  37,147,862
-------------------------------------------------------------------------------------------------------------------

Increase in investments                                                            (2,416,013)          (23,656,915)
Increase in interest and dividends receivable, net                                   (387,060)             (553,988)
(Increase) decrease in receivable for investments sold                             (1,041,878)              522,822
Decrease in payable for investments purchased                                        (150,000)             (198,125)
Increase (decrease) in management fee payable                                        (211,370)               77,209
Increase (decrease) in accrued expenses                                               (20,047)               21,596
Increase (decrease) in accrued taxes                                               (2,819,002)            2,428,960
-------------------------------------------------------------------------------------------------------------------

Total adjustments to net assets from operations                                    (7,045,370)          (21,358,441)
-------------------------------------------------------------------------------------------------------------------
Net cash provided by operating and investing activities                         $  19,684,421         $  15,789,421
===================================================================================================================

Supplemental disclosure of non-cash financing activities:
 In 1998, the Trust issued 74,047 common shares as reinvestment of dividends paid from net investment income in the amount of $1,786,140 and from net realized gains in the amount of $18,133.

See Notes to Financial Statements.

 CONSOLIDATED     MASSMUTUAL  CORPORATE  INVESTORS
 STATEMENT OF  .................................................................
CHANGES IN NET    For the years ended December 31, 1998 and 1997
    ASSETS



INCREASE (DECREASE) IN NET ASSETS:                                                                     1998                  1997
====================================================================================================================================

OPERATIONS:
Net investment income                                                                             $  13,846,000       $  12,659,328
Net realized gain on investments                                                                     13,725,696          20,531,522
Net change in unrealized appreciation/depreciation of investments                                      (841,905)          3,957,012
------------------------------------------------------------------------------------------------------------------------------------


Net increase in net assets resulting from operations                                                 26,729,791          37,147,862

Net increase in common share transactions                                                             1,804,273                  --


DIVIDENDS TO SHAREHOLDERS FROM:
Net investment income (1998 - $1.60 per share; 1997 - $1.42 per share)                              (13,662,200)        (12,090,799)

Net realized gain on investments (1998 - $0.31 per share; 1997 - $0.52 per share)                    (2,710,879)         (4,467,858)

------------------------------------------------------------------------------------------------------------------------------------
Total increase                                                                                       12,160,985          20,589,205

Net Assets, beginning of year                                                                       192,858,418         172,269,213
------------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of year (including undistributed net investment
income in 1998 -- $770,118;  1997 -- $586,318)                                                    $ 205,019,403       $ 192,858,418
====================================================================================================================================

See Notes to Financial Statements.

CONSOLIDATED      MASSMUTUAL  CORPORATE  INVESTORS
SELECTED PER ...................................................................
SHARE DATA        Selected data for each common share outstanding for the years ended:


                                                              For the years ended December 31,
==========================================================================================================================
                                    1998    1997      1996     1995     1994     1993    1992      1991     1990     1989
--------------------------------------------------------------------------------------------------------------------------
Net asset value:
  Beginning of year               $ 22.65  $ 20.23  $ 19.80  $ 16.47  $ 17.47  $ 15.38  $ 14.37  $ 13.37  $ 14.74  $ 15.15
--------------------------------------------------------------------------------------------------------------------------

Net investment income                1.62     1.49     1.32     1.32     1.16     1.08     1.11     1.40     1.35     1.39
Net realized and unrealized
  gain (loss) on investments         1.51     2.87     0.92     3.88    (0.76)    2.41     1.30     1.00    (1.32)   (0.14)
--------------------------------------------------------------------------------------------------------------------------

Total from investment
  operations                         3.13     4.36     2.24     5.20     0.40     3.49     2.41     2.40     0.03     1.25
--------------------------------------------------------------------------------------------------------------------------

Dividends from net
  investment income to
  common shareholders               (1.60)   (1.42)   (1.35)   (1.32)   (1.16)   (1.08)   (1.12)   (1.40)   (1.32)   (1.39)

Distributions from net realized
  gains on investments to
  common shareholders               (0.31)   (0.52)   (0.46)   (0.55)   (0.24)   (0.32)   (0.28)      --    (0.08)   (0.27)
--------------------------------------------------------------------------------------------------------------------------

Total distributions                 (1.91)   (1.94)   (1.81)   (1.87)   (1.40)   (1.40)   (1.40)   (1.40)   (1.40)   (1.66)
--------------------------------------------------------------------------------------------------------------------------

Net asset value:
  End of year                     $ 23.87  $ 22.65  $ 20.23  $ 19.80  $ 16.47  $ 17.47  $ 15.38  $ 14.37  $ 13.37  $ 14.74
--------------------------------------------------------------------------------------------------------------------------

Per share market value:
  End of year                     $ 23.31  $ 25.75  $ 19.25  $ 17.88  $ 15.57  $ 14.88  $ 13.07  $ 14.00  $ 10.63  $ 12.57
==========================================================================================================================

Total investment return:
  Market value                       0.77%   52.43%   22.44%   29.19%   14.03%   24.84%    3.18%   45.83%   (4.15)% (14.54)%
  Net asset value                   17.12%   27.14%   15.42%   33.76%    2.36%   23.41%   17.36%   18.27%    0.42%    8.93%

Net assets (in millions):
  End of year                     $205.02  $192.86  $172.27  $168.56  $140.20  $148.70  $131.00  $122.30  $113.80  $125.40

Ratio of operating expenses
  to average net assets              1.62%    1.69%    1.70%    1.78%    1.76%    1.63%    1.27%    1.44%    1.51%    1.33%

Ratio of interest expense
  to average net assets              0.52%    0.56%    0.61%    0.67%    0.72%    1.30%    1.42%    1.33%    1.39%    1.37%

Ratio of total expenses
  to average net assets              2.14%    2.25%    2.31%    2.45%    2.48%    2.93%    2.69%    2.77%    2.90%    2.70%

Ratio of net investment
  income to average
  net assets                         6.76%    6.66%    6.44%    7.09%    6.75%    6.61%    7.44%    9.70%    9.33%    8.90%

Portfolio turnover                  60.14%   66.23%   64.89%   66.90%   46.88%   76.01%   60.59%   45.96%   23.74%   20.00%

==========================================================================================================================

All per share amounts have been restated after giving effect to the two-for-one split on the Trust's common shares authorized on December 19, 1997 effective January 20, 1998.

See Notes To Financial Statements.

CONSOLIDATED      MASSMUTUAL  CORPORATE  INVESTORS
SCHEDULE OF ....................................................................
INVESTMENTS       December 31, 1998



                                                   SHARES, UNITS,
                                                     WARRANTS OR             FAIR VALUE AT              FAIR VALUE
                                                      PRINCIPAL  ACQUISITION  ACQUISITION     COST      AT 12/31/98
CORPORATE RESTRICTED SECURITIES--81.29%: (A)           AMOUNT       DATE         DATE       (NOTE 2B)    (NOTE 2A)
====================================================================================================================
Private Placement Investments -- 75.30%

ATI ACQUISITION CORPORATION
A manufacturer of disposable nonwoven protection products.
Senior Floating Rate Revolving Credit
 Note due 2006                                        $  477,273   12/16/98   $  477,273   $  477,273   $  477,273
10% Senior Secured Note due 2006                      $2,068,183   12/16/98    2,068,183    2,068,183    2,053,706
12% Subordinated Note due 2008                        $1,590,910   12/16/98    1,595,365    1,495,456    1,590,909
Common Stock (B)                                     318,182 shs.  12/16/98      318,182      318,182      254,546
Warrant, exercisable until 2008, to
 purchase common stock at $1 per share (B)           227,273 shs.  12/16/98       95,452       95,455        2,273
--------------------------------------------------------------------------------------------------------------------
                                                                               4,554,455    4,454,549    4,378,707
                                                                               -------------------------------------
ACCTECH, LLC
A designer and marketer of specialized
 cleaning products.
Senior Floating Rate Revolving Credit
 Note due 2002 (B)                                    $  812,520   10/31/96      812,520      812,520      203,130
Senior Secured Series A Floating Rate
 Note due 2002 (B)                                    $  693,444   10/31/96      683,050      693,444      173,361
10.1% Senior Secured Series A Note due
 2002 (B)                                             $1,040,167   10/31/96    1,013,538    1,040,167      260,042
12% Senior Secured Series B Note due
 2004 (B)                                             $1,098,000   10/31/96    1,155,206      988,200      274,500
Membership Interests (B)                                  5 int.   10/31/96      264,080      146,736          467
Warrant, exercisable until 2004, to
 purchase membership interests at
 $.0l per interest (B)                                    3 int.   10/31/96         --        109,800         --
--------------------------------------------------------------------------------------------------------------------
                                                                               3,928,394    3,790,867      911,500
                                                                               -------------------------------------
ADVENTURE ENTERTAINMENT CORPORATION
An owner and operator of themed family
 entertainment centers.
7% Redeemable Series B Preferred Stock                1,808 shs.   10/31/97      176,215    1,783,076    1,719,418
Warrant, exercisable until 2005, to purchase
 Class A common stock at $.01 per share (B)           6,447 shs.   10/31/97           64       25,005           64
--------------------------------------------------------------------------------------------------------------------
                                                                                 176,279    1,808,081    1,719,482
                                                                               -------------------------------------
AMERICA'S BODY CO./LCP HOLDING CO.
A designer and manufacturer of commercial
 work vehicles.
12% Senior Subordinated Note Due 2007                 $3,500,000   11/2/98     2,986,665    2,990,066    3,347,050
Warrant, exercisable until 2007, to
 purchase common stock at $.01 per
 share (B)                                               58 shs.   11/2/98             1      513,333            1
--------------------------------------------------------------------------------------------------------------------
                                                                               2,986,666    3,503,399    3,347,051
                                                                               -------------------------------------
APPLIED PROCESS SOLUTIONS, INC.
An engineer and manufacturer of process
systems for the oil and gas industry.
Limited Partnership Interests of Maloney
 Industries, Inc. (B)                                   568 uts.   10/20/95      506,250      665,856      546,316
Limited Partnership Interests of APS
 Growth LLC (B)                                     800,000 uts.    9/28/98      682,583      800,000      656,378
Warrant, exercisable until 2004, to
 purchase limited partnership
 interests at $.01 per unit (B)                         297 uts.   10/26/95          297           --      316,118
--------------------------------------------------------------------------------------------------------------------
                                                                               1,189,130    1,465,856    1,518,812
                                                                               -------------------------------------
ARDENT SOFTWARE, INC. -- O.T.C.
A manufacturer and distributor of
database management software.
Common Stock (B)                                      83,770 shs.  12/14/95      251,310      686,750    1,541,368
--------------------------------------------------------------------------------------------------------------------
                                                                                 251,310      686,750    1,541,368
                                                                               -------------------------------------

CONSOLIDATED      MASSMUTUAL  CORPORATE  INVESTORS
SCHEDULE OF     ----------------------------------------------------------------
INVESTMENTS       December 31, 1998

                                              SHARES, UNITS,
                                               WARRANTS OR                      FAIR VALUE AT                       FAIR VALUE
CORPORATE RESTRICTED SECURITIES: (A)            PRINCIPAL       ACQUISITION      ACQUISITION          COST          AT 12/31/98
(CONTINUED)                                      AMOUNT            DATE              DATE           (NOTE 2B)        (NOTE 2A)
===============================================================================================================================
ASSOCIATED VINTAGE GROUP, INC.
A provider of custom wine production services in the United States.
11% Senior Subordinated Note due 2005       $   3,335,000         3/19/97         $3,274,636        $3,194,243       $2,001,001
Common Stock (B)                               31,350 shs.        3/19/97            123,750           165,000           82,501
Warrant, exercisable until 2005, to
  purchase common stock at $.01
  per share (B)                                94,107 shs.        3/19/97             94,107           173,346              941
-------------------------------------------------------------------------------------------------------------------------------
                                                                                   3,492,493         3,532,589        2,084,443
                                                                                   --------------------------------------------
AVERSTAR, INC.
A provider of software systems, services and products to a variety of information technology users.
Senior Floating Rate Revolving Credit
  Note due 2001                             $     399,659         5/30/97            399,659           399,659          399,659
Senior Floating Rate Revolving
  Term Note due 2002                        $   1,252,211         8/31/95          1,252,211         1,252,211        1,252,211
13% Senior Subordinated Note due 2002       $     799,318         8/31/95              8,135           724,680          836,805
Class A Common Stock (B)                       13,453 shs.        8/31/95             15,799            18,384           33,901
Class B Common Stock (B)                       37,200 shs.        8/31/95             43,689            50,837           93,744
Class G Common Stock (B)                       96,846 shs.        8/31/95            113,733           104,000          244,051
Class A Common Stock of I E S Holdings (B)      2,941 shs.        2/27/98                 --                --               --
Class B Common Stock of I E S Holdings (B)      8,134 shs.        2/27/98                 --                --               --
Warrants of I E S Holdings (B)                 21,176 shs.        2/27/98                 --                --               --
-------------------------------------------------------------------------------------------------------------------------------
                                                                                   1,833,226         2,549,771        2,860,371
                                                                                   --------------------------------------------
BETA BRANDS, INC. -- T.S.E.
A manufacturer of hard candy and chocolate-coated products sold primarily to the Canadian market.
Senior Secured Tranche A Floating
  Rate Note due 2004                        $   2,294,000         12/23/97         2,273,813         2,294,000        2,276,566
14.75% Senior Secured Tranche B Note
  due 2005                                  $     664,510         12/23/97           691,090           664,510          691,090
Limited Partnership Interests of CM
  Equity Partners (B)                         811,168 int.        12/22/97           648,934           796,649          730,051
Warrant, exercisable until 2005, to
  purchase common stock at $.81 per
  share (B)                                   214,419 shs.        12/23/97             2,144                --            2,144
-------------------------------------------------------------------------------------------------------------------------------
                                                                                   3,615,981         3,755,159        3,699,851
                                                                                   --------------------------------------------
C&K MANUFACTURING AND SALES COMPANY
A manufacturer and distributor of branded
  packaging and supply products.
Senior Secured Floating Rate
  Revolving Credit Facility due 2002        $     651,700         8/29/96            651,700           651,700          325,850
Senior Secured Series A Floating Rate
  Term Note due 2002                        $   2,343,234         8/29/96          2,318,161         2,343,234        1,171,617
12% Series B Term Note due 2004             $     533,000         8/29/96            524,738           511,578          266,500
Membership Interests (B)                          266 int.        8/29/96            212,800           134,716           12,868
Warrant, exercisable until 2004, to
  purchase membership interests at
  $.0l per interest (B)                            16 int.        8/29/96                  1            26,650               --
-------------------------------------------------------------------------------------------------------------------------------
                                                                                   3,707,400         3,667,878        1,776,835
                                                                                   --------------------------------------------
CAINS FOODS, L.P.
A producer of mayonnaise, sauce and pickle products for both the retail and food service markets.
Senior Secured Floating Rate
  Revolving Credit Note due 2000            $     843,242         9/29/95            843,242           843,242          836,647
10% Senior Secured Term Note due 2004       $   1,297,296         9/29/95          1,297,296         1,297,296        1,303,004
11.5% Senior Subordinated Note due 2004     $     945,945         9/29/95            895,706           910,193          956,918
8% Junior Subordinated Convertible Note
  due 2004, convertible into partnership
  points at $1,388.89 per point             $     108,108         9/29/95            108,108           108,108          134,086
Warrant, exercisable until 2006, to purchase
  partnership points at $.01 per point (B)         39 pts.        9/29/95             50,261            50,261           62,856
-------------------------------------------------------------------------------------------------------------------------------
                                                                                   3,194,613         3,209,100        3,293,511
                                                                                   --------------------------------------------

CONSOLIDATED      MASSMUTUAL CORPORATE INVESTORS
SCHEDULE OF    -----------------------------------------------------------------
INVESTMENTS       December 31, 1998

                                              SHARES, UNITS,
                                               WARRANTS OR                      FAIR VALUE AT                          FAIR VALUE
CORPORATE RESTRICTED SECURITIES: (A)            PRINCIPAL       ACQUISITION      ACQUISITION            COST          AT 12/31/98
(CONTINUED)                                      AMOUNT            DATE             DATE              (NOTE 2B)        (NOTE 2A)
==================================================================================================================================
CAPITOL VIAL, INC.
A producer of plastic vial containers.
Common Stock (B)                                   66 shs.      12/30/97         $      263          $      328        $      263
---------------------------------------------------------------------------------------------------------------------------------
                                                                                        263                 328               263
                                                                                 ------------------------------------------------
CATALINA LIGHTING, INC. -- N.Y.S.E.
A designer, importer and distributor of residential and office lighting fixtures.
8% Convertible Subordinated Note due 2002,
  convertible into common stock at
  $7.31 per share                            $  1,500,000        3/31/94          1,420,050           1,500,000         1,368,150
---------------------------------------------------------------------------------------------------------------------------------
                                                                                  1,420,050           1,500,000         1,368,150
                                                                                 ------------------------------------------------
CHAPARRAL RESOURCES, INC. -- O.T.C.
An international oil and gas exploration and production company.
Common Stock (B)                                9,838 shs.       12/3/97              6,395               6,395             3,044
---------------------------------------------------------------------------------------------------------------------------------
                                                                                      6,395               6,395             3,044
                                                                                 ------------------------------------------------
COAST DISTRIBUTION SYSTEM, THE -- A.S.E.
A wholesale distributor of recreational vehicle and marine parts and accessories.
11.2% Senior Subordinated Secured Note
  due 1999                                   $    116,750        6/26/89            120,474             116,750           112,827
---------------------------------------------------------------------------------------------------------------------------------
                                                                                    120,474             116,750           112,827
                                                                                 ------------------------------------------------
CONSUMER PRODUCT ENTERPRISES, INC.
A manufacturer of colored acrylic felt for consumer use.
Senior Secured Floating Rate
Revolving Credit Notes due 2000              $    338,360        12/8/95            338,360             338,360           337,118
10.75% Senior Secured Term Note due 2003     $  1,014,061        12/8/95          1,024,557           1,014,061         1,011,121
12% Senior Subordinated Note due 2005        $    800,575        12/8/95            803,858             764,480           787,444
Common Stock (B)                              184,560 shs.       12/8/95            138,420             184,560           138,420
Warrant, exercisable until 2005, to
  purchase common stock at $.01 per
  share (B)                                   138,420 shs.       12/8/95              1,384              50,853             1,384
---------------------------------------------------------------------------------------------------------------------------------
                                                                                  2,306,579           2,352,314         2,275,487
                                                                                 ------------------------------------------------
CONTROL DEVICES, INC. -- O.T.C.
A producer of high quality electro-mechanical circuit protector devices and photo-optic sensors.
Common Stock (B)                              290,332 shs.             *             43,737              26,242         4,413,051
---------------------------------------------------------------------------------------------------------------------------------
* 7/29/94 and 10/8/96                                                                43,737              26,242         4,413,051
                                                                                 ------------------------------------------------
D&K HEALTHCARE RESOURCES, INC. -- O.T.C.
A wholesale pharmaceutical distribution company.
Common Stock (B)                              265,489 shs.      12/29/87            875,000             875,000         6,872,857
---------------------------------------------------------------------------------------------------------------------------------
                                                                                    875,000             875,000         6,872,857
                                                                                 ------------------------------------------------
DEALER SOLUTIONS HOLDINGS, INC.
A vertical application software company.
Convertible Preferred Stock (B)               222,222 shs.       5/12/98            500,000             500,000           400,000
Warrant to purchase common stock
 at $.01 per share (B)                         43,111 shs.       5/12/98                 --                  --               431
---------------------------------------------------------------------------------------------------------------------------------
                                                                                    500,000             500,000           400,431
                                                                                 ------------------------------------------------
DELTA BEVERAGE GROUP, INC.
A Pepsi soft drink bottler.
Common Stock (B)                                  966 shs.        3/8/88            181,486           2,006,380           198,118
---------------------------------------------------------------------------------------------------------------------------------
                                                                                    181,486           2,006,380           198,118
                                                                                 ------------------------------------------------

CONSOLIDATED      MASSMUTUAL  CORPORATE  INVESTORS
SCHEDULE OF    -----------------------------------------------------------------
INVESTMENTS       December 31, 1998

                                             SHARES, UNITS,
                                              WARRANTS OR                          FAIR VALUE AT                        FAIR VALUE
CORPORATE RESTRICTED SECURITIES: (A)          PRINCIPAL         ACQUISITION         ACQUISITION         COST            AT 12/31/98
(CONTINUED)                                     AMOUNT              DATE               DATE           (NOTE 2B)           (NOTE 2A)
===================================================================================================================================
DIVERSCO, INC./DHI HOLDINGS, INC.
A contract provider of janitorial and equipment maintenance services and temporary production labor to industrial customers.
12% Senior Subordinated Note due 2006        $  2,814,000         8/28/98           $2,799,086        $2,558,182         $2,782,484
Membership Interests of MM/Lincap Diversco
 Investments Ltd., LLC (B)                      7,341 int.              *              587,272           734,090            587,272
Warrant, exercisable until 2003 & 2006,
 to purchase common stock of DHI
 Holdings, Inc. at $.01 per share (B)           3,627 shs.              *                   36           403,427                 36
-----------------------------------------------------------------------------------------------------------------------------------
* 10/24/96 and 8/28/98                                                               3,386,394         3,695,699          3,369,792
                                                                                     ----------------------------------------------
EAGLE PACIFIC INDUSTRIES, INC. -- O.T.C.
An extruder of small and medium diameter plastic pipe and tubing in the United States.
8% Redeemable Convertible Preferred Stock,
 convertible into common stock at $4.26
 per share                                      3,300 shs.         5/9/97            3,286,140         3,300,000          3,361,380
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                     3,286,140         3,300,000          3,361,380
                                                                                     ----------------------------------------------
EVANS CONSOLES, INC.
A designer and manufacturer of consoles and control center systems.
Senior Secured Tranche A Floating            $  1,280,000          3/2/98            1,270,272         1,280,000          1,271,296
 Rate Note due 2005
8.85% Senior Secured Tranche A Note
 due 2005                                    $  1,280,000          3/2/98            1,192,192         1,280,000          1,206,272
11.75% Senior Secured Tranche B Note
 due 2006                                    $    700,000          3/2/98              743,750           594,660            743,330
Common Stock (B)                               26,906 shs.        2/11/98               75,600            94,880             75,601
Limited Partnership Interests of CM
 Equity Partners (B)                            1,264 int.        2/11/98              101,156           126,445            101,156
Warrant, exercisable until 2006, to
 purchase common stock at $.01 per
 share (B)                                     34,783 shs.         3/2/98                  348           112,000                348
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                     3,383,318         3,487,985          3,398,003
                                                                                     ----------------------------------------------
FAXSAV INCORPORATED -- O.T.C.
An Internet communications company.
Common Stock (B)                                  469 shs.        11/9/98                1,524             1,524              1,451
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                         1,524             1,524              1,451
                                                                                     ----------------------------------------------
FLEMING ACQUISITION CORPORATION
A supplier of high-quality, premium printed labels for distilled spirits, wine, food and household products.
Common Stock (B)                                  545 shs.        4/28/95            1,231,111           272,500             24,525
Warrant, exercisable until 2005, to
 purchase common stock at $.01 per
 share (B)                                        380 shs.        4/28/95               98,235           170,455             17,086
Incentive Warrant, exercisable from
 1998 until 2000, to purchase common
 stock at $.0l per share (B)                       19 shs.        4/28/95                3,339             2,273                863
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                     1,332,685           445,228             42,474
                                                                                     ----------------------------------------------
GOLDEN BEAR OIL SPECIALTIES
A manufacturer of asphalt and specialty lubricating and processing oils.
17% Senior Subordinated Note due 2005        $  3,236,684         7/18/97            3,267,757         3,173,418          3,313,071
12% Series A Convertible Preferred Stock          252 shs.        6/19/98              251,770           251,768            253,558
12% Preferred Stock                               311 shs.        7/18/97               31,491           311,111            198,550
Common Stock (B)                               20,800 shs.        7/18/97               86,738            77,840                208
Warrant, exercisable until 2005, to
 purchase common stock at $.001 per
 share (B)                                     23,333 shs.        7/18/97                  233            69,999                233
Warrant, exercisable until 2010, to
 purchase common stock at $.001 per
 share (B)                                     17,111 shs.        7/18/97                  171                --                171
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                     3,638,160         3,884,136          3,765,791
                                                                                     ----------------------------------------------

CONSOLIDATED      MASSMUTUAL  CORPORATE  INVESTORS
SCHEDULE OF     ----------------------------------------------------------------
INVESTMENTS       December 31, 1998


                                               SHARES, UNITS,
                                                WARRANTS OR                        FAIR VALUE AT                      FAIR VALUE
CORPORATE RESTRICTED SECURITIES: (A)            PRINCIPAL        ACQUISITION        ACQUISITION         COST          AT 12/31/98
(CONTINUED)                                       AMOUNT             DATE              DATE           (NOTE 2B)        (NOTE 2A)
---------------------------------------------------------------------------------------------------------------------------------
GRAND LYON ENTERPRISES LLC
A manufacturer and marketer of Grand Lyon Bordeaux Ketchup.
Limited Liability Company Interests (B)        2,203 int.         5/15/98          $  220,347         $  220,347       $  198,312
---------------------------------------------------------------------------------------------------------------------------------
                                                                                      220,347            220,347          198,312
                                                                                   ----------------------------------------------
HARTZELL MANUFACTURING, INC./CMS HOLDING COMPANY
A provider of contract engineering, manufacturing, and assembly services for a variety of industrial manufacturing companies.
12.5% Senior Subordinated note due 2007      $ 2,626,300                *           2,659,129          2,351,840        2,661,230
Common Stock (B)                              70,968 shs.               *             601,074            801,438          601,079
Warrant, exercisable until 2007, to
 purchase common stock at $.01 per
 share (B)                                    33,379 shs.               *               3,338            315,156            3,002
---------------------------------------------------------------------------------------------------------------------------------
*4/18/97 and 10/8/98                                                                3,263,541          3,468,434        3,265,311
                                                                                   ----------------------------------------------
HIGHLAND HOMES HOLDINGS, INC.
A single family home builder operating in the Dallas-Fort Worth and Atlanta areas.
12.75% Senior Note due 1999                  $   750,000          11/18/93            742,575            739,775          774,600
---------------------------------------------------------------------------------------------------------------------------------
                                                                                      742,575            739,775          774,600
                                                                                   ----------------------------------------------
HUDSON RIVER CAPITAL, LLC
An acquirer of controlling or substantial interests in manufacturing and marketing entities.
Series A Preferred Units (B)                  88,730 uts.         7/21/94             787,305            572,461          842,935
---------------------------------------------------------------------------------------------------------------------------------
                                                                                      787,305            572,461          842,935
                                                                                   ----------------------------------------------
HUSSEY SEATING COMPANY
A manufacturer of spectator seating products.
Senior Secured Floating Rate
 Revolving Note due 2003                     $   450,000          6/12/96             445,960            450,000          450,000
Senior Secured Floating Rate Note
 due 2003                                    $   637,500          6/12/96             631,189            637,500          637,500
10% Senior Secured Note due 2003             $   637,500          6/12/96             620,670            637,500          637,500
12% Subordinated Secured Note due 2006       $ 1,350,000          6/12/96           1,327,320          1,164,442        1,464,075
Warrant, exercisable until 2006, to
 purchase common stock at $.01 per
 share (B)                                    3,553 shs.          6/12/96                  36            225,000          342,058
---------------------------------------------------------------------------------------------------------------------------------
                                                                                    3,025,175          3,114,442        3,531,133
                                                                                   ----------------------------------------------
IRON MOUNTAIN INC. -- O.T.C.
A records management company.
Common Stock (B)                              7,075 shs.          6/26/98             135,245            135,236          229,628
---------------------------------------------------------------------------------------------------------------------------------
                                                                                      135,245            135,236          229,628
                                                                                   ----------------------------------------------
JACKSON PRODUCTS, INC.
A manufacturer and distributor of a variety of industrial and highway safety products.
Common Stock (B)                                434 shs.          8/16/95              43,426             43,426          178,220
Warrant, exercisable until 2005, to
 purchase common stock at $.01 per
 share (B)                                    1,999 shs.          8/16/95             199,735            199,735          820,365
---------------------------------------------------------------------------------------------------------------------------------
                                                                                      243,161            243,161          998,585
                                                                                   ----------------------------------------------
KAPPLER SAFETY GROUP, INC.
A manufacturer of protective apparel for the industrial/safety, clean room and healthcare markets.
13% Senior Subordinated Note due 2004        $ 3,333,000          12/2/96           3,383,995          3,085,532        3,261,008
Warrant, exercisable until 2004, to
 purchase common stock at $.01 per
 share (B)                                    57,418 shs.         12/2/96              57,418            333,300              574
---------------------------------------------------------------------------------------------------------------------------------
                                                                                    3,441,413          3,418,832        3,261,582
                                                                                   ----------------------------------------------


CONSOLIDATED      MASSMUTUAL CORPORATE INVESTORS
SCHEDULE OF ....................................................................
INVESTMENTS       December 31, 1998

                                             SHARES, UNITS,
                                              WARRANTS OR                  FAIR VALUE AT               FAIR VALUE
CORPORATE RESTRICTED SECURITIES: (A)          PRINCIPAL     ACQUISITION     ACQUISITION      COST      AT 12/31/98
(CONTINUED)                                     AMOUNT          DATE           DATE        (NOTE 2B)     (NOTE 2A)
==================================================================================================================
LATIN COMMUNICATIONS GROUP
An operator of Spanish-language media in North America.
5% Subordinated Note due 2005 (B)           $      6,594      2/4/98        $   32,616     $   33,875   $   33,473
Common Stock (B)                             98,586 shs.           *           638,887        826,484      924,245
------------------------------------------------------------------------------------------------------------------
* 2/14/95, 12/1/95, 2/27/96 and 2/4/98                                         671,503        860,359      957,718
                                                                             -------------------------------------
LIH INVESTORS, L.P.
A manufacturer and marketer of a broad line of external accessories for new and used sport utility vehicles, trucks and vans.
12.5% Senior Subordinated Note due 2006     $  3,076,000    12/23/98         2,997,870      2,676,478    3,011,096
Common Stock (B)                             48,334 shs.    12/23/98           338,338        338,334      270,670
Warrant, exercisable until 2006, to
 purchase common stock at .11 per
 share (B)                                   80,091 shs.    12/23/98               801        399,880          801
------------------------------------------------------------------------------------------------------------------
                                                                             3,337,009      3,414,692    3,282,567
                                                                             -------------------------------------
LLOYD'S BARBECUE COMPANY
A manufacturer and marketer of packaged barbecue meats and related products.
18% Senior Subordinated Note due 2006       $  1,726,615     9/30/97         1,726,615      1,726,615    1,726,615
Membership Interests of LFPI
 Mainstreet (B)                              18,725 uts.     9/30/97         1,873,000      1,872,400    4,868,500
------------------------------------------------------------------------------------------------------------------
                                                                             3,599,615      3,599,015    6,595,115
                                                                             -------------------------------------
LOUIS DREYFUS NATURAL GAS CORPORATION -- A.S.E.
An independent oil and gas company engaged principally in the acquisition, development and management of oil and gas properties.
Warrant, exercisable until 2004, to
 purchase common stock at $17.81 per
 share (B)                                  103,342 shs.    12/27/91            49,714         38,712       10,334
------------------------------------------------------------------------------------------------------------------
                                                                                49,714         38,712       10,334
                                                                             -------------------------------------
MAXTEC INTERNATIONAL CORP.
A manufacturer and distributor of remote control operating systems for overhead cranes.
Senior Floating Rate Revolving Credit
 Facility due 2001                          $    329,668     6/28/95           329,668        329,668      329,668
Common Stock (B)                             76,923 shs.     6/28/95           192,115        230,769      221,538
Warrant, exercisable from 1998 until
 2005, to purchase common stock at
 $.01 per share (B)                          39,563 shs.     6/28/95            98,581        171,429      113,585
------------------------------------------------------------------------------------------------------------------
                                                                               620,364        731,866      664,791
                                                                             -------------------------------------
MERCURY COMPUTER SYSTEMS
A designer, manufacturer and marketer of high performance computer systems for computationally intense scientific and engineering applications.
Common Stock (B)                             323,750 shs.   12/31/87         1,171,564        971,250    8,650,212
------------------------------------------------------------------------------------------------------------------
                                                                             1,171,564        971,250    8,650,212
                                                                             -------------------------------------
MERIT INDUSTRIES, INC.
A designer and manufacturer of coin-operated video and dart games.
12% Senior Subordinated Note due 2006       $   2,516,293    8/19/98         2,469,238      2,335,396    2,455,902
Limited Partnership Interests (B)            987,241 int.    8/12/98           888,516        948,110      853,272
Warrants, exercisable until 2006, to
 purchase limited partnership
 interests at $.01 per share (B)               1,855 int.    8/19/98                19        185,411           19
------------------------------------------------------------------------------------------------------------------
                                                                             3,357,773      3,468,917    3,309,193
                                                                             -------------------------------------

CONSOLIDATED      MASSMUTUAL CORPORATE INVESTORS
SCHEDULE OF ....................................................................
INVESTMENTS       December 31, 1998

                                             SHARES, UNITS,
                                              WARRANTS OR                  FAIR VALUE AT               FAIR VALUE
CORPORATE RESTRICTED SECURITIES: (A)          PRINCIPAL     ACQUISITION     ACQUISITION      COST      AT 12/31/98
(CONTINUED)                                     AMOUNT          DATE           DATE        (NOTE 2B)     (NOTE 2A)
==================================================================================================================
MICROMUSE, INC. -- O.T.C.
A provider of service-level management software.
Common Stock (B)                                343 shs.     11/10/98     $    6,517     $    6,517     $    6,020
------------------------------------------------------------------------------------------------------------------
                                                                               6,517          6,517          6,020
                                                                          ----------------------------------------
N2K, INC. -- O.T.C.
A music entertainment company which uses the internet as a global platform for the promoting and merchandising of music and related merchandise.
Warrant, exercisable until 2004, to
 purchase common stock at $12 per
 share (B)                                   27,777 shs.       8/6/97            278             --         26,560
------------------------------------------------------------------------------------------------------------------
                                                                                 278             --         26,560
                                                                          ----------------------------------------
NU HORIZONS ELECTRONICS CORP. -- O.T.C.
A distributor of high technology active and passive electronic devices.
8.25% Convertible Subordinated Note due
 2002, convertible into common stock at
 $9 per share                              $   1,411,800      8/31/94      1,425,918      1,411,800      1,435,942
------------------------------------------------------------------------------------------------------------------
                                                                           1,425,918      1,411,800      1,435,942
                                                                          ----------------------------------------
OLYMPIC BOAT CENTERS, INC.
An operator of boat dealerships in Washington state and British Columbia.
12% Senior Subordinated Note due 2006      $   2,774,000       8/7/98      2,764,568      2,431,367      2,742,932
Limited Partnership Interests (B)           828,341 int.       8/7/98        745,507        747,369        672,613
Warrant, exercisable until 2007, to
 purchase limited partnership
 interests at $.01 per interest (B)          25,793 int.       8/7/98            258        350,400            258
------------------------------------------------------------------------------------------------------------------
                                                                           3,510,333      3,529,136      3,415,803
                                                                          ----------------------------------------
PAR ACQUISITION CORP.
A manufacturer of fuel handling systems for nuclear power plants and hazardous waste.
14.5% Senior Subordinated Note due 2000    $     420,833       2/5/93        420,160        420,833        420,833
8% Convertible Preferred Stock due 2001,
 convertible into common stock at
 $2 per share                                83,333 shs.       2/5/93        166,667        166,667        293,333
Common Stock (B)                            133,333 shs.       2/5/93        333,333        333,333        469,333
------------------------------------------------------------------------------------------------------------------
                                                                             920,160        920,833      1,183,499
                                                                          ----------------------------------------
PHARMACEUTICAL BUYERS, INC.
A group purchasing organization which specializes in arranging and negotiating contracts for the purchase of pharmaceutical goods and medical equipment.
10.5% Senior Secured Note due 2005         $     725,625     11/30/95        756,174        725,625        754,940
10.5% Senior Secured Convertible Note
 due 2005, convertible into common
 stock at $50,000 per share                $     195,000     11/30/95        205,335        195,000        220,759
Common Stock                                      7 shs.     11/30/95        227,812        337,500        200,506
------------------------------------------------------------------------------------------------------------------
                                                                           1,189,321      1,258,125      1,176,205
                                                                          ----------------------------------------
PLASTIPAK PACKAGING, INC.
A manufacturer of plastic containers.
10.64% Senior Subordinated Note due 2006   $   3,500,000     10/25/96      3,403,750      3,425,514      3,550,750
Warrant, exercisable until 2006, to
 purchase common stock at $.01 per
 share (B)                                       97 shs.     10/25/96         55,599         93,625         40,937
------------------------------------------------------------------------------------------------------------------
                                                                           3,459,349      3,519,139      3,591,687
                                                                          ----------------------------------------

CONSOLIDATED      MASSMUTUAL CORPORATE INVESTORS
SCHEDULE OF ....................................................................
INVESTMENTS       December 31, 1998

                                             SHARES, UNITS,
                                              WARRANTS OR                  FAIR VALUE AT               FAIR VALUE
CORPORATE RESTRICTED SECURITIES: (A)          PRINCIPAL     ACQUISITION     ACQUISITION      COST      AT 12/31/98
(CONTINUED)                                     AMOUNT          DATE           DATE        (NOTE 2B)     (NOTE 2A)
======================================================================================================================
PLAYCORE, INC - A.S.E.
A manufacturer and distributor of home playground equipment and accessories.
12% Subordinated Note due 2005            $   3,125,000       3/13/97       $2,585,000     $2,534,694       $2,870,312
Limited Partnership Interests of Green
 Grass Capital II, LLC (B)                  81,548 uts.       3/13/97          293,573        433,909          297,650
Warrant, exercisable until 2005, to
 purchase limited partnership interests
 of Green Grass Capital II, LLC at $.01
 per unit (B)                              148,044 uts.       3/13/97          531,774        680,722          539,176
----------------------------------------------------------------------------------------------------------------------
                                                                             3,410,347      3,649,325        3,707,138
                                                                             -----------------------------------------
PRECISION DYNAMICS, INC.
A manufacturer of custom-designed solenoid valves and controls.
Senior Secured Floating Rate
 Revolving Credit Facility due 2003       $     863,900       7/22/96          856,799        863,900          826,925
Senior Secured Floating Rate Term Note
 due 2003                                 $   2,608,000       7/22/96        2,582,442      2,608,000        2,531,064
12% Senior Secured Term Note due 2004     $     489,000       7/22/96          482,545        410,449          484,746
8% Preferred Stock                             232 shs.       7/22/96          220,231        231,822          183,911
Common Stock (B)                               599 shs.       7/22/96           21,699         28,978           19,907
Warrant, exercisable until 2004, to
 purchase common stock at $.01 per
 share (B)                                     322 shs.       7/22/96                3         97,800           10,714
----------------------------------------------------------------------------------------------------------------------
                                                                             4,163,719      4,240,949        4,057,267
                                                                             -----------------------------------------
PROCESS CHEMICALS, LLC
A specialty chemical company that manufactures process chemicals for the fertilizer, asphalt and concrete industries.
6% Redeemable Preferred Membership
 Interests                                   2,000 int.       7/31/97          196,760      2,058,318        2,120,346
Common Membership Interests                  8,930 int.       7/31/97           22,504        130,025           22,504
----------------------------------------------------------------------------------------------------------------------
                                                                               219,264      2,188,343        2,142,850
                                                                             -----------------------------------------
PROTEIN GENETICS, INC.
A producer of bovine artificial insemination products, related breeding and healthcare products and specialty genetics sold to the dairy and beef industries.
11.67% Senior Secured Note due 2004       $   1,200,000       8/12/94        1,184,160      1,200,000          840,000
11.51% Junior Secured Note due 1999       $     600,000       8/12/94          587,280        600,000          360,000
9.8% Redeemable Exchangeable
 Preferred Stock                            10,000 shs.       8/12/94          847,900      1,000,000          250,000
Common Stock (B)                             1,492 shs.       8/12/94               15             --              112
----------------------------------------------------------------------------------------------------------------------
                                                                             2,619,355      2,800,000        1,450,112
                                                                             -----------------------------------------
RAILTEX, INC. -- O.T.C.
An operator of short-line railroads in the Midwest, West and Canada.
12% Senior Subordinated Note due 2002     $   1,500,000       2/16/93        1,599,150      1,500,000        1,611,150
Common Stock (B)                            35,500 shs.       2/16/93          340,800        340,800          381,515
----------------------------------------------------------------------------------------------------------------------
                                                                             1,939,950      1,840,800        1,992,665
                                                                             -----------------------------------------
RENT-WAY, INC. -- O.T.C.
An operator of rent-to-own stores across the United States.
Warrant, exercisable until 2002, to purchase
 common stock at $9.94 per share (B)        20,000 shs.       7/18/95              200             --          280,586
----------------------------------------------------------------------------------------------------------------------
                                                                                   200             --          280,586
                                                                             -----------------------------------------
SHARP INTERNATIONAL CORP.
A designer and distributor of wrist watches, clocks, pens and mechanical pencils.
11% Subordinated Debenture due 2006       $   2,200,000       7/10/98        2,108,260      2,169,829        2,115,740
Warrants, exercisable until 2006, to
 purchase common stock at $.01 per
 share (B)                                    35,528 shs.     7/10/98              355         30,171              355
----------------------------------------------------------------------------------------------------------------------
                                                                             2,108,615      2,200,000        2,116,095
                                                                             -----------------------------------------

CONSOLIDATED      MASSMUTUAL CORPORATE INVESTORS
SCHEDULE OF ....................................................................
INVESTMENTS       December 31, 1998

                                             SHARES, UNITS,
                                              WARRANTS OR                  FAIR VALUE AT               FAIR VALUE
CORPORATE RESTRICTED SECURITIES: (A)          PRINCIPAL     ACQUISITION     ACQUISITION      COST      AT 12/31/98
(CONTINUED)                                     AMOUNT          DATE           DATE        (NOTE 2B)     (NOTE 2A)
=====================================================================================================================
STAR INTERNATIONAL HOLDINGS, INC.
A manufacturer of commercial cooking appliances.
9.65% Senior Secured Note due 2004         $   1,352,239      5/27/94      $1,352,239      $1,352,239      $1,366,573
10.5% Subordinated Note due 2004           $     716,418      5/27/94         716,418         716,418         717,636
Common Stock (B)                              4,310 shs.      5/27/94         259,735         259,735         149,188
Warrant, exercisable until 2004, to
 purchase common stock at $.01 per
 share (B)                                    3,224 shs.      5/27/94              32              --         111,567
---------------------------------------------------------------------------------------------------------------------
                                                                            2,328,424       2,328,392       2,344,964
                                                                            -----------------------------------------
SUPREME INDUSTRIES, INC. -- A.S.E.
A manufacturer of modular homes and truck bodies.
Common Stock (B)                            607,460 shs.            *       1,389,446       1,243,471       5,262,119
Common Stock of TGC Industries, Inc. (B)      6,361 shs.      9/30/86           3,166           9,497           4,771
---------------------------------------------------------------------------------------------------------------------
*5/23/79, 12/15/95 and 6/9/96                                               1,392,612       1,252,968       5,266,890
                                                                            -----------------------------------------
THE TRANZONIC COMPANIES
A producer of commercial and industrial supplies, such as safety products, janitorial supplies, work apparel, washroom and restroom supplies and sanitary care products.
12.5% Senior Subordinated Note due 2006    $   2,712,000      2/4/98        2,762,172       2,367,558       2,754,578
Common Stock (B)                                630 shs.      2/4/98          567,000         630,000         567,000
Warrants to purchase shares of Class B
 common stock at .01 per share (B)              444 shs.      2/4/98                4         368,832               4
---------------------------------------------------------------------------------------------------------------------
                                                                            3,329,176       3,366,390       3,321,582
                                                                            -----------------------------------------
TIDEWATER HOLDINGS, INC.
An operator of a barge transportation line on the Columbia/Snake River system.
Convertible Preferred Stock, convertible
 into common stock at $1,000 per share (B)    1,120 shs.      7/25/96       1,008,000       1,120,000         749,408
Warrant, exercisable until 2008, to
 purchase common stock at $.01 per
 share (B)                                      474 shs.      7/25/96              43          48,216         316,995
---------------------------------------------------------------------------------------------------------------------
                                                                            1,008,043       1,168,216       1,066,403
                                                                            -----------------------------------------
TRANSMONTAIGNE OIL COMPANY - A.S.E.
An independent petroleum products marketing company.
12.75% Senior Subordinated
 Debenture due 2000                        $   1,200,000      3/28/91       1,274,280       1,181,264       1,252,920
Common Stock (B)                            258,720 shs.            *         400,000         798,595       3,326,156
Warrant, exercisable until 2001, to
 purchase common stock at $3.60 per
 share (B)                                   74,606 shs.      3/28/91           7,461          42,000         730,855
---------------------------------------------------------------------------------------------------------------------
*3/28/91, 12/18/91, 9/30/92, 9/30/93,                                       1,681,741       2,021,859       5,309,931
9/30/94, 3/31/95 and 5/9/95                                                 -----------------------------------------

TREND TECHNOLOGIES, INC.
A manufacturer and assembler of plastic injection molded parts.
12% Subordinated Note due 2005             $   2,513,500      3/21/97       2,592,675       2,510,371       2,437,342
Limited Partnership Interests of
 Riverside V Holding Company L.P.             5,359 uts.            *         655,759         591,079         443,310
Limited Partnership Interests of
 Riverside V-A Holding Company L.P.          11,467 uts.            *       1,485,581       1,264,688       1,011,751
Warrant, exercisable until 2005, to
 purchase common stock at $.01
 per share (B)                                3,131 uts.      3/21/97           3,131           3,131             313
---------------------------------------------------------------------------------------------------------------------
*3/21/97, 10/16/97 and 11/19/97                                             4,737,146       4,369,269       3,892,716
                                                                            -----------------------------------------

CONSOLIDATED      MASSMUTUAL  CORPORATE  INVESTORS
SCHEDULE OF ....................................................................
INVESTMENTS       December 31, 1998

                                             SHARES, UNITS,
                                              WARRANTS OR                  FAIR VALUE AT                  FAIR VALUE
CORPORATE RESTRICTED SECURITIES: (A)          PRINCIPAL     ACQUISITION     ACQUISITION      COST         AT 12/31/98
(CONTINUED)                                     AMOUNT          DATE           DATE        (NOTE 2B)       (NOTE 2A)
====================================================================================================================

TRIDEX CORP. -- O.T.C.
A designer and manufacturer of point-of
 -sale monitors and keyboards used by
 retailers and restaurants.
12% Senior Subordinated Note due 2005        $  3,000,000     4/17/98     $  2,957,700   $  3,000,000   $  2,804,700
Common Stock (B)                              71,429 shs.     4/17/98          500,003        500,003        184,823
Warrant, exercisable until 2005, to
 purchase common stock at $7 per
 share (B)                                    95,709 shs.     4/17/98             --             --            9,571
--------------------------------------------------------------------------------------------------------------------

                                                                             3,457,703      3,500,003      2,999,094
                                                                             ---------------------------------------

TRUSEAL TECHNOLOGIES, INC.
A manufacturer of sealant systems for
 the North American window and door
 market.
12.25% Senior Subordinated Note due 2006     $  2,675,000     6/23/97        2,733,315      2,337,913      2,767,288
Limited Partnership Interests (B)              8,246 uts.     6/17/97          742,140        824,600        742,140
Warrant, exercisable until 2006, to
 purchase limited partnership
 interests at $.01 per unit (B)                1,258 uts.     6/23/97               13        376,932             13
--------------------------------------------------------------------------------------------------------------------

                                                                             3,475,468      3,539,445      3,509,441
                                                                             ---------------------------------------

U.S. NETTING, INC.
A manufacturer of plastic netting for
 a wide variety of industries.
11% Senior Secured Note due 2005             $  1,443,823      5/3/95        1,596,579      1,443,823      1,488,726
12% Subordinated Note due 2005               $    652,050      5/3/95          733,622        624,474        687,522
Common Stock (B)                               4,911 shs.      5/3/95          162,652        391,230          6,247
Warrant, exercisable until 2005, to
 purchase common stock at $.01 per
 share (B)                                     2,795 shs.      5/3/95           92,549         35,923          3,533
--------------------------------------------------------------------------------------------------------------------

                                                                             2,585,402      2,495,450      2,186,028
                                                                             ---------------------------------------

U.S. SILICA COMPANY
A producer of high grade industrial and
 specialty ground silica sands in
 North America.
Redeemable Preferred Stock Series A (B)       42,001 shs.    12/19/96          291,673        388,898        291,672
Convertible Preferred Stock Series B,
 convertible into Series B common stock
 at $9.26 per share (B)                       84,002 shs.    12/19/96          583,352        777,802        583,343
Warrant, exercisable until 2005, to
 purchase Series A preferred stock
 and Series B preferred stock at $.01
 per unit (B)                                  6,481 uts.    12/19/96           12,963            130          4,141
--------------------------------------------------------------------------------------------------------------------

                                                                               887,988      1,166,830        879,156
                                                                             ---------------------------------------

VICTORY VENTURES, LLC
An acquirer of controlling or
 substantial interests in other
 entities.
Series A Preferred Units (B)                  11,270 uts.     12/2/96           12,701         26,768         21,413
--------------------------------------------------------------------------------------------------------------------

                                                                                12,701         26,768         21,413
                                                                             ---------------------------------------

VITEX PACKAGING, INC.
A manufacturer of specialty packaging,
 primarily envelopes and tags used on
 tea bags.
Senior Secured Floating Rate
 Revolving Credit Facility due 2003          $    632,476      1/2/98          627,416        632,476        628,175
Senior Secured Floating Rate Term
 Note due 2005                               $  2,184,000      1/2/98        2,166,746      2,184,000      2,169,587
12% Senior Secured Tranche B Note
 due 2007                                    $    672,000      1/2/98          678,787        621,600        674,621
Limited Partnership Interests of
 Riverside VI Holding Company L.P.           323,782 int.    12/30/97            2,590        300,443        240,343
Warrant, exercisable until 2007, to
 purchase common stock at $.01 per
 share (B)                                        89 shs.      1/2/98                1         50,402              1
--------------------------------------------------------------------------------------------------------------------

                                                                             3,475,540      3,788,921      3,712,727
                                                                          ------------------------------------------

Sub-Total Private Placement Investments                                   $127,423,726    136,208,957    154,379,840
                                                                          ============------------------------------


CONSOLIDATED      MASSMUTUAL CORPORATE INVESTORS
SCHEDULE OF ....................................................................
INVESTMENTS       December 31, 1998

CORPORATE RESTRICTED SECURITIES:(A)                                       SHARES OR                        MARKET VALUE
(CONTINUED)                                   INTEREST       DUE          PRINCIPAL          COST          AT 12/31/98
RULE 144 SECURITIES-- 5.99%: (A)                RATE         DATE          AMOUNT          (NOTE 2B)        (NOTE 2A)
====================================================================================================================================
BONDS -- 3.61%
Atlantic Coast Airlines Inc.                    8.750%     01/01/07     $    554,252     $    554,252     $    542,829
Bell Sports, Inc.                              11.000      08/15/08          400,000          400,000          404,000
Climachem, Inc.                                10.750      12/01/07          175,000          168,000          175,875
Cuddy International Corp.                      10.750      12/01/07          525,000          517,156          477,750
DeCrane Aircraft                               12.000      09/30/08          700,000          700,000          700,000
Derby Cycle Corp.                              10.000      05/15/08          460,000          460,000          395,600
Great Lakes Dredge & Dock Corp.                11.250      08/15/08          450,000          450,000          461,250
McLeodUSA Incorporated                          9.500      11/01/05          225,000          225,000          239,625
McLeodUSA Incorporated                          8.375      03/15/08          650,000          660,125          653,250
Mrs Fields Original Cookies, Inc.              10.125      12/01/04          800,000          776,008          772,000
Nortek, Inc.                                    8.875      08/01/08          750,000          736,018          770,625
Oxford Health Plans                            11.000      05/15/05          100,000          100,000           96,000
Philipp Brothers Chemicals, Inc.                9.875      06/01/08          385,000          363,756          377,300
Renter's Choice, Inc.                          11.000      08/15/08          450,000          450,000          456,750
Von Hoffman Press, Inc.                        10.375      05/15/07          850,000          851,112          875,500
------------------------------------------------------------------------------------------------------------------------------------
Total Bonds                                                             $  7,474,252        7,411,427        7,398,354
                                                                        ============------------------------------------------------
COMMON STOCK -- 0.01%
Jordan Telecom Products (B)                                             $         70           14,000           14,000
------------------------------------------------------------------------------------------------------------------------------------
Total Common Stock                                                      $         70           14,000           14,000
                                                                        =============-----------------------------------------------

CONVERTIBLE BONDS -- 1.26%
Antec Corp.                                     4.500      05/15/03     $    300,000          300,000          302,625
Arbor Software Corporation                      4.500      03/15/05          200,000          200,000          144,544
Concentra Managed Care, Inc.                    4.500      03/15/03          600,000          600,000          454,878
Equity Corporation International                4.500      12/31/04          400,000          400,000          480,252
Key Energy Group                                5.000      09/15/04        1,000,000        1,000,000          441,250
Mark IV Industries                              4.750      11/01/04          750,000          711,875          599,295
Oak Industries                                  4.875      03/01/08          150,000          154,500          155,250
Smartalk Teleservices                           5.750      09/15/04           75,000           75,000           21,281
------------------------------------------------------------------------------------------------------------------------------------
Total Convertible Bonds                                                 $  3,475,000        3,441,375        2,599,375
                                                                        ============------------------------------------------------

CONVERTIBLE PREFERRED STOCK -- 1.10%
D T Industries                                                                40,000        2,000,000        1,120,000
Jordan Telecom Products                                                           70           56,000           70,000
Newell Financial Trust                                                        20,250        1,012,500        1,063,125
------------------------------------------------------------------------------------------------------------------------------------
Total Convertible Preferred Stock                                                           3,068,500        2,253,125
                                                                                            ----------------------------------------

WARRANTS -- 0.01%
Energy Conversion Devices Inc. (B)                                            32,500             --             23,359
------------------------------------------------------------------------------------------------------------------------------------
Total Warrants                                                                                   --             23,359
                                                                                           -----------------------------------------
Total Rule 144A Securities                                                                 13,935,302       12,288,213
------------------------------------------------------------------------------------------------------------------------------------

Total Corporate Restricted Securities                                                     150,144,259      166,668,053
------------------------------------------------------------------------------------------------------------------------------------

CONSOLIDATED      MASSMUTUAL CORPORATE INVESTORS
SCHEDULE OF ....................................................................
INVESTMENTS       December 31, 1998


                                                                         SHARES OR                ARKET VALUE
                                                 INTEREST    DUE         PRINCIPAL      COST      AT 12/31/98
CORPORATE PUBLIC SECURITIES -- 26.11%              RATE      DATE          AMOUNT     (NOTE 2B)    (NOTE 2A)
=================================================================================================================

BONDS -- 16.38%
Advanced Micro Devices                            11.000%   08/01/03    $  105,000   $  111,300   $  111,300
Aearo Company                                     12.500    07/15/05     1,000,000    1,000,000    1,090,000
AMC Entertainment                                  9.500    03/15/09       140,000      131,775      142,800
Amphenol Corporation                               9.875    05/15/07       460,000      459,250      469,200
Amtran, Inc.                                      10.500    08/01/04       600,000      600,000      621,000
Anchor Advanced Products                          11.750    04/01/04       410,000      413,000      444,850
Archibald Candy Corp.                             10.250    07/01/04       250,000      252,500      253,750
Atlantic Express                                  10.750    02/01/04     1,375,000    1,392,719    1,388,750
Brand Scaffold Services                           10.250    02/15/08       400,000      382,500      380,000
Building Materials Corp.                           7.750    07/15/05       175,000      169,750      172,375
Callon Petroleum Company                          10.125    09/15/02       500,000      497,120      487,500
Canadian Airlines Corporation                     10.000    05/01/05       455,000      456,000      389,025
Canadian Airlines Corporation                     12.250    08/01/06       400,000      370,000      272,000
Central Tractor Farm & Country, Inc.              10.625    04/01/07       600,000      586,500      615,000
Continental Airlines, Inc.                         9.500    12/15/01       750,000      750,000      783,750
Continental Airlines, Inc.                        11.500    01/02/16       629,905      673,998      733,644
DecisionOne Corporation                            9.750    08/01/07       525,000      523,250      241,500
Doe Run Resources Corp.                           11.250    03/15/05       300,000      300,000      231,000
Fundy Cable LTD                                   11.000    11/15/05       740,000      781,125      780,700
Gray Communications System, Inc.                  10.625    10/01/06       300,000      316,500      318,000
Grove Worldwide                                    9.250    05/01/08       335,000      292,325      304,850
H M H Properties, Inc.                             7.875    08/01/08       700,000      685,125      679,000
Hollinger International Publishing, Inc.           8.625    03/15/05       100,000      105,250      105,500
Hosiery Corporation of America                    13.750    08/01/02     1,000,000      987,800    1,025,000
Impac Group, Inc.                                 10.125    03/15/08       750,000      750,000      753,750
International Wire Group, Inc.                    11.750    06/01/05       750,000      750,000      789,375
International Wire Group, Inc.                    11.750    06/01/05       550,000      598,125      578,875
J H Haeffier Company                              10.000    05/15/08       125,000      110,938      125,000
Jordan Industries, Inc.                           10.375    08/01/07       500,000      500,000      510,000
Jordan Telecom Products                            9.875    08/01/07     1,150,000    1,139,907    1,150,000
JTM Industries / ISG Resources, Inc.              10.000    04/15/08       300,000      300,000      297,000
Keystone Consolidated md, Inc.                     9.625    08/01/07       100,000       90,500       95,500
Loewen Group Inc.                                  7.500    04/15/01       450,000      337,500      393,750
Loewen Group Inc.                                  8.250    04/15/03       250,000      234,375      212,500
Loewen Group Inc.                                  8.250    10/15/03       125,000      118,750      107,500
M J D Communications Inc.                          9.500    05/01/08       100,000      100,000       98,500
M J D Communications Inc.                          9.160    05/01/08       250,000      250,000      242,500
MCMS, Inc.                                         9.750    03/01/08       600,000      600,000      507,000
Mediacom LLC                                       8.500    04/15/08       450,000      447,750      460,688
Morris Materials Handling                          9.500    04/01/08       300,000      300,000      222,000
Mrs Fields Original Cookies, Inc.                 10.125    12/01/04       175,000      154,000      168,875
NE Restaurant Company, Inc.                       10.750    07/15/08       520,000      516,250      525,200
Neenah Corporation                                11.125    05/01/07       575,000      581,875      590,812
Neff Corp.                                        10.250    06/01/08       230,000      227,688      221,950
Nextel Communications                              0.000    02/15/08       575,000      362,312      345,000
Nortek, Inc.                                       9.125    09/01/07       150,000      145,500      154,500
Northwest Airlines Corp.                          10.150    01/02/05       550,413      550,413      608,955
Numatics, Inc.                                     9.625    04/01/08       820,000      790,175      766,700
Peirce Leahy Corp.                                 8.125    05/15/08       325,000      308,937      325,000
Pillotex Corporation                              10.000    11/15/06       100,000      103,000      107,000
Pillotex Corporation                               9.000    12/15/07       545,000      548,944      561,350

CONSOLIDATED      MASSMUTUAL  CORPORATE  INVESTORS
SCHEDULE OF ....................................................................
INVESTMENTS       December 31, 1998

                                                                       SHARES OR                        MARKET VALUE
CORPORATE PUBLIC SECURITIES:(A)             INTEREST      DUE          PRINCIPAL           COST          AT 12/31/98
(CONTINUED)                                   RATE        DATE          AMOUNT           (NOTE 2B)        (NOTE 2A)
===================================================================================================================

Red Roof Inns, Inc.                           9.625%    12/15/03      $   325,000      $   325,812      $   328,250
Regal Cinemas                                 9.500     06/01/08          525,000          501,375          540,750
Remington Products Company                   11.000     05/15/06          600,000          595,506          450,000
Rogers Cantel Inc.                            9.375     06/01/08          275,000          279,125          290,125
Scotsman Group, Inc.                          8.625     12/15/07          230,000          229,598          225,400
Scovill Fastener, Inc.                       11.250     11/30/07          500,000          500,000          430,000
Sovereign Speciality Chemicals                9.500     08/01/07          200,000          200,000          203,000
Speedway Motorsports, Inc.                    8.500     08/15/07          275,000          274,252          290,125
Sun Media Corporation                         9.500     05/15/07          450,000          469,750          495,000
Sun Media Corporation                         9.500     02/15/07          175,000          175,875          194,250
Tekni-Plex Inc.                               9.250     03/01/08          650,000          650,000          679,250
Telex Communications, Inc.                   10.500     05/01/07        1,150,000        1,162,938        1,012,000
Therma-Wave, Inc.                            10.625     05/15/04          710,000          652,500          355,000
Trans World Airlines                         11.500     12/15/04          500,000          494,110          435,000
Unicco Service Co.                            9.875     10/15/07          325,000          323,472          313,625
United Refining Company                      10.750     06/15/07        1,750,000        1,750,000        1,172,500
WR Carpenter North America                   10.625     06/15/07          625,000          631,917          632,812
Wavetek Corporation                          10.125     06/15/07          130,000          130,000          123,500
Williams Scotsman, Inc.                       9.875     06/01/07        1,085,000        1,082,962        1,106,700
Windmere Durable Holdings, Inc.              10.000     07/31/08          360,000          349,425          336,600
Worldtex, Inc.                                9.625     12/15/07          600,000          600,000          534,000
Ziff-Davis Inc.                               8.500     05/01/08          500,000          498,170          485,000
-------------------------------------------------------------------------------------------------------------------
Total Bonds                                                           $35,505,318       35,031,513       33,592,661
                                                                      ===========----------------------------------

COMMON STOCK -- 4.93%
AMR Corporation (B)                                                         4,900          356,105          290,937
American Country Holdings Inc. (B)                                        405,590          760,889          659,084
Benson Petroleum, LTD (B)                                                 200,000          154,408           74,780
BP Prudhoe Bay Royalty Trust                                               26,180          372,266          122,719
Budget Group, The (B)                                                      95,456        1,996,621        1,515,364
Career Blazers, Inc. (B)                                                  105,000          577,500          564,375
Collins & Aikman Corporation (B)                                           40,200          240,834          206,025
E-Tek Dynamics Inc. (B)                                                     3,250           39,000           86,937
Excalibur Technologies Corp. (B)                                           23,334          230,209          142,921
Florida Panthers Holdings, Inc. (B)                                        35,502          681,042          330,612
Florist Transworld Delivery, Inc. (B)                                      29,372           41,258          146,860
General Chemical Group, Inc.                                               10,200          261,398          141,525
Hosiery Corporation of America (B)                                          1,000             --             40,250
Infinity Broadcasting Corp. (B)                                             3,088           63,304           84,534
Irwin Naturals (B)                                                         27,000          151,000          128,250
LCS Industries, Inc.                                                       35,000          546,831          601,562
Midway Airlines Corp. (B)                                                  27,088          505,057          325,056
Oxford Health Plans (B)                                                    24,375          459,901          362,578
P.F. Chang's China Bistro Inc. (B)                                          9,750          117,000          221,813
Pathways Group, Inc. (B)                                                   28,655          640,350          488,926
Princeton Video Image, Inc. (B)                                            59,500          416,500          178,500
Rent-Way, Inc. (B)                                                        120,725        1,200,008        2,935,127
Swiss Army Brands, Inc. (B)                                                39,000          393,825          375,375
TSR, Inc. (B)                                                               6,500           42,640           67,438
Xoom.com, Inc. (B)                                                            325            4,550           10,725
-------------------------------------------------------------------------------------------------------------------
Total Common Stock                                                                      10,252,496       10,102,273
                                                                                        ---------------------------


CONSOLIDATED      MASSMUTUAL CORPORATE INVESTORS
SCHEDULE OF     ----------------------------------------------------------------
INVESTMENTS       December 31, 1998

                                                                 SHARES OR                         MARKET VALUE
 CORPORATE PUBLIC SECURITIES: (A)      INTEREST    DUE           PRINCIPAL          COST            AT 12/31/98
 (CONTINUED)                          RATE/YIELD   DATE           AMOUNT          (NOTE 2B)          (NOTE 2A)
===============================================================================================================
CONVERTIBLE BONDS -- 4.76%
Advanced Micro Devices                   6.000%  05/15/05     $     100,000     $      78,662     $     102,856
Clear Charmel Communications             2.625   04/01/03           650,000           650,000           698,009
Diamond Offshore Drilling                3.750   02/15/07           900,000           896,906           837,846
Dura Pharmaceuticals                     3.500   07/15/02           590,000           597,031           433,650
EMCOR Group, Inc.                        5.750   04/01/05           650,000           650,000           552,500
Family Golf Centers, Inc.                5.750   10/15/04         1,905,000         1,660,530         1,893,303
Hilton Hotels                            5.000   05/15/06         1,385,000         1,385,000         1,269,006
Kellstorm Industries, Inc.               5.500   06/15/03           975,000           833,150           999,375
Level One Communications                 4.000   09/01/04           400,000           371,805           594,408
Magna International, Inc.                4.875   02/15/05           800,000           791,000           819,000
Oak Industries                           4.875   03/01/08           225,000           203,000           232,875
Reptron Electronics, Inc.                6.750   08/01/04           200,000           200,000            92,624
Savoy Pictures Entertainment             7.000   07/01/03         1,250,000         1,287,500         1,200,000
Smartalk Teleservices, Inc.              5.750   09/15/04           100,000            46,750            28,375
---------------------------------------------------------------------------------------------------------------
Total Convertible Bonds                                       $  10,130,000         9,651,334         9,753,827
                                                              =============------------------------------------
WARRANTS -- 0.04%
American Country Holdings Inc. (B)                                  183,117            45,779            80,114
---------------------------------------------------------------------------------------------------------------
Total Warrants                                                                         45,779            80,114
                                                                                   ----------------------------
---------------------------------------------------------------------------------------------------------------
Total Corporate Public Securities                                                  54,981,122        53,528,875
                                                                                   ----------------------------

SHORT-TERM SECURITIES
---------------------------------------------------------------------------------------------------------------
COMMERCIAL PAPER -- 4.05%
Indiana Michigan Power                   6.156   01/05/99     $   2,410,000         2,408,353         2,408,353
McKesson Corp.                           6.257   01/04/99         1,815,000         1,814,055         1,814,055
Textron, Inc.                            5.253   01/04/99         4,085,000         4,083,213         4,083,213
---------------------------------------------------------------------------------------------------------------
Total Short-Term Securities                                   $   8,310,000         8,305,621         8,305,621
                                                              =============------------------------------------
Total Investments  111.45%                                                      $ 213,431,002       228,502,549
                                                                                =============------------------
Other Assets         4.50                                                                             9,215,655
Liabilities        (15.95)                                                                          (32,698,801)
---------------------------------------------------------------------------------------------------------------
Total Net Assets   100.00%                                                                        $ 205,019,403
===============================================================================================================

(A) In each of the convertible note, warrant, convertible preferred and common stock investments, the issuer has agreed to provide certain registration rights.
(B) Non-income producing security.

See Notes to Financial Statements.

CONSOLIDATED      MASSMUTUAL CORPORATE INVESTORS
SCHEDULE OF     ----------------------------------------------------------------
INVESTMENTS       December 31, 1998


                                                                     FAIR VALUE
                                                                     AT 12/31/98
CORPORATE RESTRICTED SECURITIES                                       (NOTE 2A)
--------------------------------------------------------------------------------
AUTOMOBILE -- 3.58%
America's Body Co./ LCP Holding Co.                                $ 3,347,051
Coast Distribution System, Inc.                                        112,827
LIH Investors, L.P.                                                  3,282,567
Mark IV Industries                                                     599,295
------------------------------------------------------------------------------
                                                                     7,341,740
                                                                   -----------
BEVERAGE, FOOD & TOBACCO -- 8.22%
Associated Vintage Group, Inc.                                       2,084,443
Beta Brands, Inc.                                                    3,699,851
Cains Foods, L.P.                                                    3,293,511
Delta Beverage Group, Inc.                                             198,118
Grand Lyon Enterprises LLC                                             198,312
Lloyd's Barbecue Company                                             6,595,115
Mrs Fields Original Cookies, Inc.                                      772,000
------------------------------------------------------------------------------
                                                                    16,841,350
                                                                   -----------
BROADCASTING & ENTERTAINMENT -- 0.47%
Latin Communications Group                                             957,718
------------------------------------------------------------------------------
                                                                       957,718
                                                                   -----------
BUILDINGS & REAL ESTATE -- 5.03%
Highland Homes Holdings, Inc.                                          774,600
Nortek Inc.                                                            770,625
Supreme Industries, Inc.                                             5,266,890
Truseal Technologies, Inc.                                           3,509,441
------------------------------------------------------------------------------
                                                                    10,321,556
                                                                   -----------
CARGO TRANSPORT -- 1.49%
RailTex, Inc.                                                        1,992,665
Tidewater Holdings, Inc.                                             1,066,403
------------------------------------------------------------------------------
                                                                     3,059,068
                                                                   -----------
CHEMICAL, PLASTICS & RUBBER -- 4.64%
AccTech, LLC                                                           911,500
Philipp Brothers Chemicals, Inc.                                       377,300
Process Chemicals, LLC                                               2,142,850
Trend Technologies, Inc.                                             3,892,716
U.S. Netting, Inc.                                                   2,186,028
------------------------------------------------------------------------------
                                                                     9,510,394
                                                                   -----------
CONSUMER PRODUCTS -- 2.66%
Consumer Product Enterprises, Inc.                                   2,275,487
Newell Financial Trust                                               1,063,125
Sharp International Corp.                                            2,116,095
------------------------------------------------------------------------------
                                                                     5,454,707
                                                                   -----------
CONTAINERS, PACKAGING & GLASS -- 4.43%
C & K Manufacturing and Sales Company                              $ 1,776,835
Capitol Vial, Inc.                                                         263
Plastipak Packaging, Inc.                                            3,591,687
Vitex Packaging, Inc.                                                3,712,727
------------------------------------------------------------------------------
                                                                     9,081,512
                                                                   -----------
DIVERSIFIED/CONGLOMERATE --
 MANUFACTURING -- 16.94%
ATI Acquisition Corporation                                          4,378,707
DT Industries                                                        1,120,000
DeCrane Aircraft                                                       700,000
Eagle Pacific Industries, Inc.                                       3,361,380
Energy Conversion Devices Inc.                                          23,359
Evans Consoles, Inc.                                                 3,398,003
Fleming Acquisition Corporation                                         42,474
Golden Bear Oil Specialties                                          3,765,791
Hartzell Manufacturing, Inc./
 CMS Holding Company                                                 3,265,311
Hudson River Capital, LLC                                              842,935
Hussey Seating Company                                               3,531,133
Jackson Products, Inc.                                                 998,585
Kappler Safety Group, Inc.                                           3,261,582
Maxtec International Corp.                                             664,791
PAR Acquisition Corp.                                                1,183,499
The Tranzonic Companies                                              3,321,582
U.S. Silica Company                                                    879,156
------------------------------------------------------------------------------
                                                                    34,738,288
                                                                   -----------
DIVERSIFIED/CONGLOMERATE --
 SERVICE -- 2.55%
Diversco, Inc./DHI Holdings, Inc.                                    3,369,792
Great Lakes Dredge & Dock Corp.                                        461,250
Iron Mountain Inc.                                                     229,628
Pharmaceutical Buyers, Inc.                                          1,176,205
------------------------------------------------------------------------------
                                                                     5,236,875
                                                                   -----------
ELECTRONICS -- 12.93%
Arbor Software Corporation                                             144,544
Ardent Software, Inc.                                                1,541,368
Averstar, Inc.                                                       2,860,371
Control Devices, Inc.                                                4,413,051
Dealer Solutions Holdings, Inc.                                        400,431
Mercury Computer Systems                                             8,650,212
Micromuse, Inc.                                                          6,020
Nu Horizons Electronics Corp.                                        1,435,942
Precision Dynamics, Inc.                                             4,057,267
Tridex Corp.                                                         2,999,094
------------------------------------------------------------------------------
                                                                    26,508,300
                                                                   -----------

CONSOLIDATED      MASSMUTUAL CORPORATE INVESTORS
SCHEDULE OF     --------------------------------------------------------------
INVESTMENTS       December 31, 1998


                                                                     FAIR VALUE
                                                                     AT 12/31/98
CORPORATE RESTRICTED SECURITIES (CONTINUED)                           (NOTE 2A)
==============================================================================

FARMING & AGRICULTURE -- .94%
Cuddy International Corp.                                         $    477,750
Protein Genetics, Inc.                                               1,450,112
------------------------------------------------------------------------------
                                                                     1,927,862
                                                                  ------------
HEALTHCARE, EDUCATION & CHILDCARE -- 3.62%
Concentra Managed Care, Inc.                                           454,878
D & K Healthcare Resources, Inc.                                     6,872,857
Oxford Health Plans                                                     96,000
------------------------------------------------------------------------------
                                                                     7,423,735
                                                                  ------------
HOME & OFFICE FURNISHINGS, HOUSEWARES,
AND DURABLE CONSUMER PRODUCTS -- 1.81%
Catalina Lighting, Inc.                                              1,368,150
Star International Holdings, Inc.                                    2,344,964
------------------------------------------------------------------------------
                                                                     3,713,114
                                                                  ------------
LEISURE, AMUSEMENT, ENTERTAINMENT -- 6.33%
Adventure Entertainment Corporation                                  1,719,482
Bell Sports, Inc.                                                      404,000
Derby Cycle Corp.                                                      395,600
Merit Industries, Inc.                                               3,309,193
N2K, Inc.                                                               26,560
Olympic Boat Centers, Inc.                                           3,415,803
Playcore, Inc.                                                       3,707,138
------------------------------------------------------------------------------
                                                                    12,977,776
                                                                  ------------
MISCELLANEOUS -- 0.33%
Climachem, Inc.                                                        175,875
Equity Corporation International                                       480,252
Victory Ventures, LLC                                                   21,413
------------------------------------------------------------------------------
                                                                       677,540
                                                                  ------------
OIL & GAS -- 3.55%
Applied Process Solutions, Inc.                                   $  1,518,812
Chaparral Resources, Inc.                                                3,044
Key Energy Group                                                       441,250
Louis Dreyfus Natural Gas Corporation                                   10,334
TransMontaigne Oil Company                                           5,309,931
------------------------------------------------------------------------------
                                                                     7,283,371
                                                                  ------------
PERSONAL TRANSPORTATION -- 0.27%
Atlantic Coast Airlines Inc.                                           542,829
------------------------------------------------------------------------------
                                                                       542,829
                                                                  ------------
PRINTING & PUBLISHING -- 0.43%
Von Hoffman Press, Inc.                                                875,500
------------------------------------------------------------------------------
                                                                       875,500
                                                                  ------------
RETAIL STORES -- 0.36%
Rent-Way, Inc.                                                         280,586
Renter's Choice, Inc.                                                  456,750
------------------------------------------------------------------------------
                                                                       737,336
                                                                  ------------
TELECOMMUNICATIONS -- .71%
Antec Corp.                                                            302,625
FaxSav Inc.                                                              1,451
Jordan Telecom Products                                                 84,000
McLeodUSA Incorporated                                                 892,875
Oak Industries                                                         155,250
Smartalk Teleservices                                                   21,281
------------------------------------------------------------------------------
                                                                     1,457,482
                                                                  ------------
Total Corporate Restricted
Securities -- 81.29%                                              $166,668,053
------------------------------------------------------------------============

NOTES TO         MASSMUTUAL CORPORATE INVESTORS
FINANCIAL      -----------------------------------------------------------------
STATEMENTS       December 31, 1998


--------------------------------------------------------------------------------
1. HISTORY

   MassMutual Corporate Investors (the "Trust") is a closed-end, non-diversified investment company. Massachusetts Mutual Life insurance Company ("MassMutual") acts as its investment adviser.

   The Trust commenced operations in 1971 as a Delaware corporation. Pursuant to an Agreement and Plan of Reorganization dated November 14, 1985, approved by shareholders, the Trust was organized as a Massachusetts business trust under the laws of the Commonwealth of Massachusetts, effective November 28, 1985.

   On January 27, 1998, the Board of Trustees authorized the formation of a totally held subsidiary ("MMCI Subsidiary Trust") for the purpose of holding certain investments. The results of MMCI Subsidiary Trust have been consolidated in the accompanying financial statements.

2. SIGNIFICANT ACCOUNTING POLICIES

   The following is a summary of significant accounting policies followed consistently by the Trust in the preparation of the financial statements in conformity with generally accepted accounting principles.

   A. Valuation of Investments:

   Valuation of a security in the Trust's portfolio is made on the basis of market price whenever market quotations are readily available and all securities of the same class held by the Trust can be readily sold in such market.

   Nearly all securities which are acquired by the Trust directly from the issuers and shares into which such securities may be converted or which may be purchased on the exercise of warrants attached to such securities will be subject to legal or contractual delays in or restrictions on resale and will therefore be "restricted securities". Generally speaking, as contrasted with open-market sales of unrestricted securities which may be effected immediately if the market is adequate, restricted securities can be sold only in a directly negotiated transaction to a limited number of purchasers or in a public offering for which a registration statement is in effect under the Securities Act of 1933.

   The value of restricted securities, and of any other assets for which there are no reliable market quotations, is the fair value as determined in good faith by the Board of Trustees of the Trust (the "Trustees"). Each restricted security is valued by the Trustees as of the time of the acquisition thereof and at least quarterly thereafter. The Trustees have established guidelines to aid in the valuation of each security. Generally, restricted securities are initially valued at cost or less at the time of acquisition by the Trust. Values greater or less than cost are used thereafter for restricted securities in appropriate circumstances. Among the factors ordinarily considered are the existence of restrictions upon the sale of the security by the Trust; an estimate of the existence and extent of a market for the security; the extent of any discount at which the security was acquired; the estimated period of time during which the security will not be freely marketable; the estimated expenses of registering or otherwise qualifying the security for public sale; estimated underwriting commissions if underwriting would be required to effect a sale; in the case of a convertible security, whether or not it would trade on the basis of its stock equivalent; in the case of a debt obligation which would trade independently of any equity equivalent, the current yields on comparable securities; the estimated amount of the floating supply of such securities available; the proportion of the issue held by the Trust; changes in the financial condition and prospects of the issuer; the existence of merger proposals or tender offers affecting the issuer; and any other factors affecting fair value, all in accordance with the Investment Company Act of 1940. In making valuations, opinions of counsel may be relied upon as to whether or not securities are restricted securities and as to the legal requirements for public sale.

   When market quotations are readily available for unrestricted securities of an issuer, restricted securities of the same class are generally valued at a discount from the market price of such unrestricted securities. The Trustees, however, consider all factors in fixing any discount, including the filing of a registration statement for such securities under the Securities Act of 1933 and any other developments which are likely to increase the probability that the securities may be publicly sold by the Trust without restriction.

   The Board of Trustees of the Trust meets at least once in each quarter to value the Trust's portfolio securities as of the close of business on the last business day of the preceding quarter. This valuation requires the approval of a majority of the Trustees of the Trust, including a majority of the Trustees who are not interested persons of the Trust (otherwise than as Trustees) or of MassMutual. In making valuations, the Trustees will consider reports by MassMutual analyzing each portfolio security in accordance with the relevant factors referred to above. MassMutual has agreed to provide such reports to the Trust at least quarterly.

   The financial statements include restricted securities valued at $166,668,053 (81.29% of net assets) as of December 31, 1998 ($170,405,030 at December 31,
   1997) whose values have been estimated by the Board of Trustees in the absence of readily ascertainable market values. Due to the inherent uncertainty of valuation, those estimated values may differ significantly from the values that would have been used had a ready market for the securities existed, and the differences could be material.

   The values for corporate public securities are stated at the last reported sales price or at prices based upon quotations obtained from brokers and dealers as of December 31, 1998, subject to discount where appropriate, and are approved by the Trustees.

   Short-term securities with more than sixty days to maturity are valued at fair value and short-term securities having a maturity of sixty days or less are valued at amortized cost which approximates market value.

NOTES TO         MASSMUTUAL CORPORATE INVESTORS
FINANCIAL      -----------------------------------------------------------------
STATEMENTS       December 31, 1998

================================================================================
   B. Accounting for Investments:

   Investment transactions are accounted for on trade date. Dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis.

   The cost basis of debt securities is not adjusted for amortization of premium since the Trust does not generally intend to hold such investments until maturity; however, the Trust has elected to accrue, for financial reporting purposes, certain discounts which are required to be accrued for federal income tax purposes.

   Realized gains and losses on investment transactions and unrealized appreciation and depreciation of investments are reported for financial statement and federal income tax purposes on the identified cost method.

   The Trust does not accrue income when payment is delinquent and when management believes payment is questionable.

   C. Use of Estimates:

   The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

D. Federal Income Taxes:

   No provision for federal taxes on net investment income and short-term capital gains is considered necessary because the Trust has elected to be taxed as a "regulated investment company" under the Internal Revenue Code, and intends to maintain this qualification and to distribute substantially all of its net taxable income to its shareholders. In any year when net long-term capital gains are realized by the Trust, management, after evaluating the prevailing economic conditions, will recommend to the Trustees either to designate the net realized long-term gains as undistributed and to pay the federal capital gains taxes thereon or to distribute all or a portion of such net gains.

3. MANAGEMENT FEE

   Under an investment services contract, MassMutual has agreed to invest for its general account concurrently with the Trust in each restricted security purchased by the Trust. MassMutual, in addition to originating and sharing in the purchase of such securities, represents the Trust in any negotiations with issuers, investment banking firms, securities brokers or dealers and other institutions or investors relating to the Trust's investments. MassMutual provides a continuing review of the investment operations of the Trust. MassMutual also provides the Trust with office space and office equipment, safekeeping facilities, accounting and bookkeeping services, and necessary executive, clerical and secretarial personnel for the performance of the foregoing services.

   Under the investment services contract, as amended July 1, 1988, the Trust pays MassMutual a quarterly base rate (the "Base Fee Rate") of 5/16 of 1% of the value of the Trust's net assets as of the end of each fiscal quarter, approximately equivalent to 1.25% of the net asset value of the Trust on an annual basis, plus or minus a quarterly performance adjustment (the "Performance Adjustment") of up to 1/16 of 1%, approximately equivalent to .25% on an annual basis.

   The Performance Adjustment is based on the Trust's performance as compared to a benchmark rate of return (the "Target Rate") equal to 5.0 percentage points plus an unweighted, arithmetic average of the rates of return on the Standard & Poor's Industrial Stock Price Index and the Lehman Brothers Intermediate Corporate Bond Index over a rolling three-year period (the "Measurement Period") comprising the twelve quarters ending on the last day of each quarter (the "Valuation Date"). The Performance Adjustment is equal to 5% of the difference between the Trust's actual rate of return over the Measurement Period and the Target Rate. If the Trust's actual rate of return exceeds the Target Rate, the Base Fee Rate is increased by an amount equal to the Performance Adjustment; if the Trust's actual rate of return is less than the Target Rate, the Base Fee Rate is reduced by the Performance Adjustment. The advisory fee payable by the Trust is equal to the Base Fee Rate (as adjusted by the Performance Adjustment) times the net asset value of the Trust as of the Valuation Date. The Performance Adjustment for the year ended December 31, 1998 was:

                                 Performance
                                  Adjustment              Amount
   -------------------------------------------------------------
   March 31, 1998                   0.0625%              132,060
   June 30, 1998                    0.0625%              134,754
   September 30, 1998               0.0625%              128,387
   December 31, 1998               (0.0625%)            (127,963)
   -------------------------------------------------------------
   Total                            0.1250%              267,238

4. NOTE PAYABLE

   On November 5, 1993, the Trust sold to MassMutual at par a $20,000,000 Senior Fixed Rate Convertible Note due November 15, 2000 (the "Note") which accrues at 5.33% per annum. The Note holder, at its option, can convert the principal amount of the Note into common shares. The dollar amount of principal would be converted into an equivalent dollar amount of common shares based upon the average price of the common shares for ten business days prior to the notice of conversion.

NOTES TO         MASSMUTUAL CORPORATE INVESTORS
FINANCIAL ......................................................................
STATEMENTS

--------------------------------------------------------------------------------
5. PURCHASES AND SALES OF INVESTMENTS
                                          For the             For the
                                        year ended           year ended
                                         12/31/98             12/31/97
   -----------------------------------------------------------------------------
   Cost of Investments Acquired
   -----------------------------------------------------------------------------
   Corporate restricted securities    $ 84,022,395          $ 93,887,203
   Corporate public securities          44,579,636            44,354,997
   Short-term securities               485,878,059           305,257,587

   Proceeds from Sales or Maturities
   -----------------------------------------------------------------------------
   Corporate restricted securities    $ 92,673,578          $ 80,553,486
   Corporate public securities          57,741,300            69,121,852
   Short-term securities               480,624,992           303,434,252

   The aggregate cost of investments was the same for financial reporting and federal income tax purposes as of December 31, 1998. The net unrealized appreciation of investments for financial reporting and federal tax purposes as of December 31, 1998 is $15,071,547 and consists of $40,735,293 appreciation and $25,663,746 depreciation.

   The aggregate cost of investments was the same for financial reporting and federal income tax purposes as of December 31, 1997. The net unrealized appreciation of investments for financial reporting and federal tax purposes as of December 31, 1997 was $15,913,452 and consisted of $30,537,482 appreciation and $14,624,030 depreciation.

6. QUARTERLY RESULTS OF INVESTMENT OPERATIONS (UNAUDITED)

                                                                                 Per                           Per
                                                                     Amount     Share             Amount      Share
--------------------------------------------------------------------------------------------------------------------
                                                                      March 31, 1998               March 31, 1997
--------------------------------------------------------------------------------------------------------------------
Investment income                                                  $ 4,573,718                    $4,060,824
Net investment income                                                3,435,337   $ .40             3,057,559    $.36
Net realized and unrealized gain on investments                     14,075,440    1.65             3,704,899     .44

                                                                      June 30, 1998                  June 30, 1997
--------------------------------------------------------------------------------------------------------------------
Investment income                                                    4,410,653                     4,141,453
Net investment income                                                3,260,991     .38             3,066,951     .36
Net realized and unrealized gain on investments                      4,030,073     .47            14,759,526    1.73

                                                                   September 30, 1998             September 30, 1997
--------------------------------------------------------------------------------------------------------------------
Investment income                                                    4,341,687                     4,509,234
Net investment income                                                3,142,399     .37             3,378,460     .40
Net realized and unrealized gain (loss) on investments              (9,389,983)  (1.10)           14,584,447    1.71

                                                                    December 31, 1998              December 31, 1997
--------------------------------------------------------------------------------------------------------------------
Investment income                                                    4,899,738                     4,222,532
Net investment income                                                4,007,273    0.47             3,156,358     .37
Net realized and unrealized gain (loss) on investments               4,168,261    0.49            (8,560,338)  (1.01)

 REPORT OF       MASSMUTUAL CORPORATE INVESTORS
INDEPENDENT ....................................................................
ACCOUNTANTS      To the Shareholders and the Board of Trustees of MassMutual
                 Corporate Investors


================================================================================


In our opinion, the accompanying consolidated statement of assets and liabilities, including the schedule of investments at December 31, 1998, and the related consolidated statements of operations, cash flows and of changes in net assets and the selected Per Share Data present fairly, in all material respects, the financial position of MassMutual Corporate Investors (hereafter referred to as the "Trust") at December 31, 1998 and 1997, the results of its operations, its cash flows and the changes in its net assets for the years then ended and the selected Per Share Data for each of the ten years in the period then ended, in conformity with generally accepted accounting principles. These financial statements and selected Per Share Data (hereafter referred to as "financial statements") are the responsibility of the Trust's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included verification of securities owned at December 31, 1998 by examination, provide a reasonable basis for the opinion expressed above.



PricewaterhouseCoopers Signature


Springfield, Massachusetts
February 25, 1999

               MASS MUTUAL CORPORATE INVESTORS
          ......................................................................
               January 29, 1999


--------------------------------------------------------------------------------


                                    Photo of:
                Milton Cooper, Donald Glickman, Gary Wendlandt,
                  Corine Norgaard, Martin Hart, Jack Laughery,
                 Richard Dooley, Donald Benson, Marshall Butler
                    standing and sitting at conference table




--------------------------------------------------------------------------------


MILTON COOPER*
Chairman,
Kimco Realty Corp.

DONALD GLICKMAN*
Chairman,
Donald Glickman &
Company, Inc.

GARY E. WENDLANDT
Executive Vice President and
Chief Investment Officer,
Massachusetts Mutual Life
Insurance Company

CORINE T. NORGAARD*
Dean, Barney School
of Business and Public
Administration,
University of Hartford

MARTIN T. HART**
President and Director,
H Corporation

JACK A. LAUGHERY*
Chairman,
Laughery Investments

RICHARD G. DOOLEY*
Retired Executive Vice
President and Chief
Investment Officer,
Massachusetts Mutual Life
Insurance Company

DONALD E. BENSON**
Executive Vice President
and Director,
Marquette Bancshares Inc.

MARSHALL D. BUTLER*
Chairman,
Nitzanim AVX Kyocera
Venture Capital Fund


*Member of the Board of Trustees
**Trustee and Member of Audit Committee

       DIVIDEND
 ....REINVESTMENT AND
    SHARE PURCHASE
         PLAN


MassMutual Corporate Investors offers a Dividend Reinvestment and Share Purchase Plan. The Plan provides a simple way for shareholders to add to their holdings in the Trust through the receipt of dividend shares issued by the Trust or through the reinvestment of cash dividends in Trust shares purchased in the open market. A shareholder may join the Plan by filling out and mailing an authorization card to Shareholder Financial Services, Inc., the Transfer Agent. Participating shareholders will continue to participate until they notify the Transfer Agent, in writing, of their desire to terminate participation. Unless a shareholder elects to participate in the Plan, he or she will, in effect, have elected to receive dividends and distributions in cash.

Participating shareholders may also make additional contributions to the Plan from their own funds. Such contributions may be made by personal check or other means in an amount not less than $10 nor more than $5,000 per quarter.

Whenever the Trust declares a dividend payable in cash or shares, the Transfer Agent, acting on behalf of each participating shareholder, will take the dividend in shares only if the net asset value is lower than the market price plus an estimated brokerage commission as of the close of business on the valuation day. The valuation day is the last day preceding the day of dividend payment. When the dividend is to be taken in shares, the number of shares to be received is determined by dividing the cash dividend by the net asset value as of the close of business on the valuation date or, if greater than net asset value, 95% of the closing share price. If the net asset value of the shares is higher than the market value plus an estimated commission, the Transfer Agent, consistent with obtaining the best price and execution, will buy shares on the open market at current prices promptly after the dividend payment date.

The reinvestment of dividends does not, in any way, relieve participating shareholders of any federal, state or local tax. For federal income tax purposes, the amount reportable in respect of a dividend received in newly-issued shares of the Trust will be the fair market value of the shares received, which will be reportable as ordinary income and/or capital gains.

As compensation for its services, the Transfer Agent receives a fee of 5% of any dividend and cash contribution (in no event in excess of $2.50 per distribution per shareholder.)

Any questions regarding the Plan should be addressed to Shareholder Financial Services, Inc., Agent for MassMutual Corporate Investors' Dividend Reinvestment and Share Purchase Plan, P.O. Box 173673, Denver CO 80217-3673.

[CI SYMBOL LOGO APPEARS HERE]

OFFICERS

 ..........................

Richard G. Dooley
Chairman

Stuart H. Reese
President

Robert E. Joyal
Senior Vice President

Charles C. McCobb, Jr.
Vice President and
Chief Financial Officer

Stephen L. Kuhn
Vice President and
Secretary

Michael P. Hermsen
Vice President

William N. Holm
Vice President

Mary Wilson Kibbe
Vice President

Michael L. Klofas
Vice President

John B. Joyce
Vice President

Richard C. Morrison
Vice President

Clifford M. Noreen
Vice President

Mark B. Ackerman
Treasurer

Victoria Fortier
Comptroller

 ..........................

             [LOGO OF MASSMUTUAL CORPORATE INVESTORS APPEARS HERE]